                                                                    EXHIBIT 10.2

                  DEED TO SECURE DEBT AND SECURITY AGREEMENT
                  ------------------------------------------


     THIS DEED TO SECURE DEBT AND SECURITY AGREEMENT (this "SECURITY DEED") is made as of the 13th day of September, 1995, by WASHINGTON TOWNE APARTMENTS, L.L.C., as Grantor ("GRANTOR"), whose address is 2420 Heaton Drive, East Point, Georgia in favor of FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association, as Grantee ("GRANTEE"), whose address is One First Union Center, TW-8, Charlotte, North Carolina 28288.

                                  WITNESSETH:
                                  ----------

          THAT FOR AND IN CONSIDERATION OF THE SUM OF TEN AND NO/100 DOLLARS ($10.00), AND OTHER VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, GRANTOR HEREBY IRREVOCABLY MORTGAGES, GRANTS, BARGAINS, SELLS, CONVEYS, TRANSFERS, PLEDGES, SETS OVER AND ASSIGNS, AND GRANTS A SECURITY INTEREST, TO GRANTEE, ITS SUCCESSORS AND ASSIGNS, with power of sale, in all of Grantor's estate, right, title and interest in, to and under any and all of the following described property, whether now owned or hereafter acquired (collectively, the "PROPERTY"):

     (A) All that certain real property situated at 2420 Heaton Drive, East Point, in the County of Fulton, State of Georgia, more particularly described on Exhibit A attached hereto and incorporated herein by this reference (the "REAL
- ---------
ESTATE"), together with all of the easements, rights, privileges, franchises, tenements, hereditaments and appurtenances now or hereafter thereunto belonging or in any way appertaining thereto, and all of the estate, right, title, interest, claim and demand whatsoever of Grantor therein or thereto, either at law or in equity, in possession or in expectancy, now or hereafter acquired;

     (B) All structures, buildings and improvements of every kind and description now or at any time hereafter located or placed on the Real Estate (the "IMPROVEMENTS"):

     (C) All furniture, furnishings, fixtures, goods, equipment, inventory or personal property owned by Grantor and now or hereafter located on, attached to or used in and about the Improvements, including, but not limited to, all machines, engines, boilers, dynamos, elevators, stokers, tanks, cabinets, awnings, screens, shades, blinds, carpets, draperies, lawn mowers, and all appliances, plumbing, heating, air conditioning, lighting, ventilating, refrigerating, disposals and incinerating equipment, and all fixtures and appurtenances thereto, and such other goods and chattels and personal property owned by Grantor as are now or hereafter used or furnished in operating the Improvements, or the activities conducted therein, and all building materials and

                                                                    EXHIBIT 10.2

equipment hereafter situated on or about the Real Estate or Improvements, and all warranties and guaranties relating thereto, and all additions thereto and substitutions and replacements therefor (exclusive of any of the foregoing owned or leased by tenants of space in the Improvements);

     (D) All easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, and other emblements now or hereafter located on the Real Estate or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, tenements, hereditaments and appurtenances, reversions and remainders whatsoever, in any way belonging, relating or appertaining to the Real Estate and/or Improvements or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Grantor;

     (E) All water, ditches, wells, reservoirs and drains and all water, ditch, well, reservoir and drainage rights which are appurtenant to, located on, under or above or used in connection with the Real Estate or the Improvements, or any part thereof, whether now existing or hereafter created or acquired;

     (F) All minerals, crops, timber, trees, shrubs, flowers and landscaping features now or hereafter located on, under or above the Real Estate;

     (G) All cash funds, deposit accounts and other rights and evidence of rights to cash, now or hereafter created or held by Grantee pursuant to this Security Deed or any other of the Loan Documents (as hereinafter defined), including, without limitation, all funds now or hereafter on deposit in the Impound Account and the Payment Reserve (each as hereinafter defined);

     (H) All leases, licenses, concessions and occupancy agreements of the Real Estate or the Improvements now or hereafter entered into and all rents, royalties, issues, profits, revenue, income and other benefits (collectively, the "RENTS AND PROFITS") of the Real Estate or the Improvements, now or hereafter arising from the use or enjoyment of all or any portion thereof or from any present or future lease, license, concession, occupancy agreement or other agreement pertaining thereto or arising from any of the Contracts (as hereinafter defined) or any of the General Intangibles (as hereinafter defined) and all cash or securities deposited to secure performance by the tenants, lessees or licensees, as applicable, of their obligations under any such leases, licenses, concessions or occupancy agreements, whether said cash or securities are to be held until the expiration of the terms of said leases, licenses, concessions or occupancy agreements or applied to one or more of the installments of rent coming due prior to the expiration of said terms, subject, however, to the provisions contained in Section 1.11 hereinbelow;

     (I) All contracts and agreements now or hereafter entered into covering any part of the Real Estate or the Improvements (collectively, the "CONTRACTS") and all revenue, income and other benefits thereof, including, without limitation, management agreements, service contracts,

                                                                    EXHIBIT 10.2

maintenance contracts, equipment leases, personal property leases and any contracts or documents relating to construction on any part of the Real Estate or the Improvements (including plans, drawings, surveys, tests, reports, bonds and governmental approvals) or to the management or operation of any part of the Real Estate or the Improvements;

     (J) All present and future monetary deposits given to any public or private utility with respect to utility services furnished to any part of the Real Estate or the Improvements;

     (K) All present and future funds, accounts, instruments, accounts receivable, documents, causes of action, claims, general intangibles (including, without limitation, trademarks, trade names, servicemarks and symbols now or hereafter used in connection with any part of the Real Estate or the Improvements, all names by which the Real Estate or the Improvements may be operated or known, all rights to carry on business under such names, and all rights, interest and privileges which Grantor has or may have as developer or declarant under any covenants, restrictions or declarations now or hereafter relating to the Real Estate or the Improvements) and all notes or chattel paper now or hereafter arising from or by virtue of any transactions related to the Real Estate or the Improvements (collectively, the "GENERAL INTANGIBLES");

     (L) All water taps, sewer taps, certificates of occupancy, permits, licenses, franchises, certificates, consents, approvals and other rights and privileges now or hereafter obtained in connection with the Real Estate or the Improvements and all present and future warranties and guaranties relating to the Improvements or to any equipment, fixtures, furniture, furnishings, personal property or components of any of the foregoing now or hereafter located or installed on the Real Estate or the Improvements;

     (M) All building materials, supplies and equipment now or hereafter placed on the Real Estate or in the Improvements and all architectural renderings, models, drawings, plans, specifications, studies and data now or hereafter relating to the Real Estate or the Improvements;

     (N) All right, title and interest of Grantor in any insurance policies or binders now or hereafter relating to the Property including any unearned premiums thereon;

     (O) All proceeds, products, substitutions and accessions (including claims and demands therefor) of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards; and

     (P) All other or greater rights and interests of every nature in the Real Estate or the Improvements and in the possession or use thereof and income therefrom, whether now owned or hereafter acquired by Grantor.

                                                                    EXHIBIT 10.2

     FOR THE PURPOSE OF SECURING:

     (1) The debt evidenced by that certain promissory note (such promissory note, together with any and all renewals, modifications, consolidations and extensions thereof, is hereinafter referred to as the "NOTE") of even date with this Security Deed, made by Grantor to the order of Grantee in the principal amount of ONE MILLION SEVEN HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($1,750,000.00), together with interest as therein provided, which Note has a stated maturity date of October 1, 2005;

     (2) The full and prompt payment and performance of all of the provisions, agreements, covenants and obligations herein contained and contained in any other agreements, documents or instruments now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Note (the Note, this Security Deed, and such other agreements, documents and instruments, together with any and all renewals, amendments, extensions and modifications thereof, are hereinafter collectively referred to as the "LOAN DOCUMENTS") and the payment of all other sums therein covenanted to be paid;

     (3) Any and all additional advances made by Grantee to protect or preserve the Property or the lien or security interest created hereby on the Property, or for taxes, assessments or insurance premiums as hereinafter provided or for performance of any of Grantor's obligations hereunder or under the other Loan Documents or for any other purpose provided herein or in the other Loan Documents (whether or not the original Grantor remains the owner of the Property at the time of such advances); and

     (4) Any and all other indebtedness now owing or which may hereafter be owing by Grantor to Grantee, however and whenever incurred or evidenced, whether express or implied, direct or indirect, absolute or contingent, or due or to become due, and all renewals, modifications, consolidations, replacements and extensions thereof.

(All of the sums referred to in Paragraphs (1) through (4) above are herein
                                ----------------------
sometimes referred to as the "SECURED INDEBTEDNESS" or the "INDEBTEDNESS SECURED HEREBY").

     TO HAVE AND TO HOLD the Property unto Grantee, its successors and assigns forever, for the purposes and uses herein set forth.

     PROVIDED, HOWEVER, that if the principal and interest and all other sums due or to become due under the Note, including, without limitation, any prepayment fees required pursuant to the terms of the Note, shall have been paid at the time and in the manner stipulated therein and all other sums payable hereunder and all other indebtedness secured hereby shall have been paid and all other covenants contained in the Loan Documents shall have been performed, then, in such case, this Security Deed shall be satisfied and the estate, right, title and interest of Grantee in the

                                                                    EXHIBIT 10.2

Property shall cease, and upon payment to Grantee of all costs and expenses incurred for the preparation of the release hereinafter referenced and all recording costs if allowed by law, Grantee shall release this Security Deed and the lien hereof by proper instrument.


                                   ARTICLE I
                             COVENANTS OF GRANTOR
                             --------------------

     For the purpose of further securing the indebtedness secured hereby and for the protection of the security of this Security Deed, for so long as the indebtedness secured hereby or any part thereof remains unpaid, Grantor covenants and agrees as follows:

     1.1  Warranties of Grantor.  Grantor, for itself and its successors and
          ---------------------
assigns, does hereby represent, warrant and covenant to and with Grantee, its successors and assigns, that:

          (a) Grantor has good and marketable fee simple title to the Property, subject only to those matters expressly set forth on Exhibit B attached hereto
                                                     ---------
and by this reference incorporated herein (the "PERMITTED EXCEPTIONS"), and has full power and lawful authority to grant, bargain, sell, convey, assign, transfer and mortgage its interest in the Property in the manner and form hereby done or intended. Grantor will preserve its interest in and title to the Property and will forever warrant and defend the same to Grantee against any and all claims whatsoever and will forever warrant and defend the validity and priority of the lien and security interest created herein against the claims of all persons and parties whomsoever, subject to the Permitted Exceptions. The foregoing warranty of title shall survive the foreclosure of this Security Deed and shall inure to the benefit of and be enforceable by Grantee in the event Grantee acquires title to the Property pursuant to any foreclosure;

          (b) No bankruptcy or insolvency proceedings are pending or contemplated by Grantor or, to the best knowledge of Grantor, against Grantor or by or against any endorser, cosigner or guarantor of the Note;

          (c) All reports, certificates, affidavits, statements and other data furnished by Grantor to Grantee in connection with the loan evidenced by the Note are true and correct in all material respects and do not omit to state any fact or circumstance necessary to make the statements contained therein not misleading;

          (d) The execution, delivery and performance of this Security Deed, the Note and all of the other Loan Documents have been duly authorized by all necessary action to be, and are, binding and enforceable against Grantor in accordance with the respective terms thereof, subject to general principles of equity and subject to the effect of bankruptcy, moratorium or other laws affecting creditors' rights, and do not contravene, result in a breach of or constitute (upon

                                                                    EXHIBIT 10.2

the giving of notice or the passage of time or both) a default under the operating agreement, articles of organization or other organizational documents of Grantor or any contract or agreement of any nature to which Grantor is a party or by which Grantor or any of its property may be bound and do not, to the best of Grantor's knowledge and belief, violate or contravene any law, order, decree, rule or regulation to which Grantor is subject;

          (e) The Real Estate and the Improvements, and the intended use thereof by Grantor, to the best of Grantor's knowledge and belief, comply with all applicable restrictive covenants, zoning ordinances, subdivision and building codes, flood disaster laws, applicable health and environmental laws and regulations and all other ordinances, orders or requirements issued by any state, federal or municipal authorities having or claiming jurisdiction over the Property. The Real Estate and Improvements constitute a separate tax parcel for purposes of ad valorem taxation. The Real Estate and Improvements do not require any rights over, or restrictions against, other property in order to comply with any of the aforesaid governmental ordinances, orders or requirements;

          (f) All utility services necessary and sufficient for the full use, occupancy, operation and disposition of the Real Estate and the Improvements for their intended purposes are available to the Property, including water, storm sewer, sanitary sewer, gas, electric, cable and telephone facilities, through public rights-of-way or perpetual private easements approved by Grantee;

          (g) All streets, roads, highways, bridges and waterways necessary for access to and full use, occupancy, operation and disposition of the Real Estate and the Improvements have been completed, have been dedicated to and accepted by the appropriate municipal authority and are open and available to the Real Estate and the Improvements without further condition or cost to Grantor;

          (h) All curb cuts, driveways and traffic signals shown on the survey delivered to Grantee prior to the execution and delivery of this Security Deed are existing and have been fully approved by the appropriate governmental authority;

          (i) There are no judicial, administrative, mediation or arbitration actions, suits or proceedings pending or, to the best of Grantor's knowledge and belief, threatened against or affecting Grantor, (and, if Grantor is a partnership, any of its general partners) or the Property which, if adversely determined, would materially impair either the Property or Grantor's ability to perform the covenants or obligations required to be performed under the Loan Documents;

          (j) The Property is free from delinquent water charges, sewer rents, taxes and assessments;

                                                                    EXHIBIT 10.2

          (k) As of the date of this Security Deed, the Property is free from unrepaired damage caused by fire, flood, accident or other casualty;

          (l) As of the date of this Security Deed, no part of the Real Estate or the Improvements has been taken in condemnation, eminent domain or like proceeding nor is any such proceeding pending or to Grantor's knowledge and belief, threatened or contemplated;

          (m) Grantor possesses all franchises, patents, copyrights, trademarks, tradenames, licenses and permits adequate for the conduct of its business substantially as now conducted;

          (n) To the best of Grantor's knowledge and belief, the Improvements are structurally sound, in good repair and free of defects in materials and workmanship and have been constructed and installed in substantial compliance with the plans and specifications relating thereto. All major building systems located within the Improvements, including, without limitation, the heating and air conditioning systems and the electrical and plumbing systems, are in good working order and condition;

          (o) Grantor has delivered to Grantee true, correct and complete copies of all material Contracts and all amendments thereto or modifications thereof;

          (p) Grantor and the Property are free from any past due obligations for sales and payroll taxes;

          (q) There are no security agreements or financing statements affecting any of the Property other than (i) as disclosed in writing by Grantor to Grantee prior to the date hereof and (ii) the security agreements and financing statements created in favor of Grantee; and

          (r) The Property forms no part of any property owned, used or claimed by Grantor as a residence or business homestead and is not exempt from forced sale under the laws of the State of Georgia. Grantor hereby disclaims and renounces each and every claim to all or any portion of the Property as a homestead.

     1.2  Defense of Title.  If, while this Security Deed is in force, the title
          ----------------
to the Property or the interest of Grantee therein shall be the subject, directly or indirectly, of any action at law or in equity, or be attached directly or indirectly, or endangered, clouded or adversely affected in any manner, Grantor, at Grantor's expense, shall take all necessary and proper steps for the defense of said title or interest, including the employment of counsel approved by Grantee, the prosecution or defense of litigation, and the compromise or discharge of claims made against said title or interest. Notwithstanding the foregoing, in the event that Grantee determines that Grantor is not adequately performing its obligations under this Section, Grantee may, without limiting or

                                                                    EXHIBIT 10.2

waiving any other rights or remedies of Grantee hereunder, take such steps with respect thereto as Grantee shall deem necessary or proper and any and all costs and expenses incurred by Grantee in connection therewith, together with interest thereon at the Default Interest Rate (as defined in the Note) from the date incurred by Grantee until actually paid by Grantor, shall be immediately paid by Grantor on demand and shall be secured by this Security Deed and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

     1.3  Performance of Obligations.  Grantor shall pay when due the principal
          --------------------------
of and the interest on the indebtedness evidenced by the Note. Grantor shall also pay all charges, fees and other sums required to be paid by Grantor as provided in the Loan Documents, and shall observe, perform and discharge all obligations, covenants and agreements to be observed, performed or discharged by Grantor set forth in the Loan Documents in accordance with their terms.
Further, Grantor shall promptly and strictly perform and comply with all covenants, conditions, obligations and prohibitions required of Grantor in connection with any other document or instrument affecting title to the Property, or any part thereof, regardless of whether such document or instrument is superior or subordinate to this Security Deed.

     1.4  Insurance.  Grantor shall, at Grantor's expense, maintain in force and
          ---------
effect on the Property at all times while this Security Deed continues in effect the following insurance:

          (a) "All-risk" coverage insurance against loss or damage to the Property from fire, windstorm, tornado, and hail and damage by such other further and additional risks as may now or hereafter be embraced by the standard "all-risk" form of insurance policy, with claims to be settled on a replacement cost basis. Grantee shall be named as first mortgagee on all such insurance policies. The amount of such insurance shall be not less than one hundred percent (100%) of the full replacement cost of the Improvements (as determined by an MAI appraisal), furniture, furnishings, fixtures, equipment and other items (whether personalty or fixtures) included in the Property and owned by Grantor from time to time, without reduction for depreciation. The determination of the replacement cost amount shall be adjusted annually to comply with the requirements of the insurer issuing such coverage or, at Grantee's election, by reference to such indices, appraisals or information as Grantee determines in its reasonable discretion. Each policy or policies will contain inflation guard coverage ensuring that the policy limit will be increased over time to reflect the effect of inflation. Full replacement cost, as used herein, means, with respect to the Improvements, the cost of replacing the Improvements without regard to deduction for depreciation, exclusive of the cost of excavations, foundations and footings below the lowest basement floor, and means, with respect to such furniture, furnishings, fixtures, equipment and other items, the cost of replacing the same. Each policy or policies shall contain a replacement cost endorsement and either an agreed amount endorsement (to avoid the operation of any co-insurance provisions) or a waiver of any co-insurance provisions, all subject to Grantee's approval. The maximum deductible under such policy or policies shall not exceed

                                                                    EXHIBIT 10.2

$10,000. Such insurance may be in the form of a blanket policy provided that the policy contains an endorsement to the effect that the coverage will not be affected by the failure to pay any portion of the premium which is not allocable to the Property or any other action not relating to the Property which would otherwise permit the issuer to cancel the coverage.

          (b) Comprehensive "Commercial General Liability" insurance against claims for personal injury, bodily injury, death and property damage occurring on, in or about the Improvements or the elevators or escalators therein, including, without limitation, coverage against so-called occurrences in amounts not less than $1,000,000 per occurrence and $2,000,000 general aggregate coverage (umbrella coverage shall not be less than an additional $2,000,000) for bodily injury, personal injury and property damage. This policy must contain, but not be limited to, coverage for premises and operations liability, products and completed operations liability, contractual liability, hired and non-owned automobile liability, personal injury liability and property damage liability. During any construction on the Real Estate, Grantor's general contractor for such construction shall also provide the insurance required in this Subsection
                                                                    ----------
(b). Grantee hereby retains the right to periodically review the amount of said liability insurance being maintained by Grantor and to require an increase in the amount of said liability insurance should Grantee deem an increase to be reasonably prudent under then existing circumstances. Grantee shall be named as additional insured with respect to all liability insurance.

          (c) Insurance covering the major components of the central heating, air conditioning and ventilating systems, boilers, other pressure vessels, high pressure piping and machinery, elevators and escalators, if any, and other similar equipment installed in the Improvements, in an amount equal to one hundred percent (100%) of the full replacement cost of the Improvements which policies shall insure against physical damage to and loss of occupancy and use of the Improvements arising out of an accident or breakdown covered thereunder.

          (d) If the Real Estate or any part thereof is situated in an area identified by the Secretary of Housing and Urban Development as now having or subsequently designated as having special flood hazards (including, without limitation, those areas designated by the Federal Emergency Management Agency ("FEMA") as Zone A or Zone V), flood insurance under the National Flood Insurance Program in an amount equal to the lesser of (i) the full replacement cost of the Improvements (or the outstanding balance of the Note if replacement cost coverage is not available) or (ii) the maximum amount of flood insurance available. The deductible under such flood insurance shall not exceed $3,000 per building, unless a higher amount is required by FEMA or other law.

          (e) During the period of any construction on the Real Estate or renovation or alteration of the Improvements, a so-called "Builder's All-Risk Completed Value" or "Course of Construction" insurance policy in non-reporting form for any Improvements under construction,

                                                                    EXHIBIT 10.2

renovation or alteration in an amount approved by Grantee and Worker's Compensation Insurance covering all persons engaged in such construction, renovation or alteration.

          (f) Rental value or rental income insurance in amounts sufficient to compensate Grantor for all Rents and Profits during a period of not less than one year in which the Property may be damaged or destroyed. Grantee shall be named as loss payee on all insurance for loss of rents or business income.

          (g) Such other insurance on the Property or on any replacements or substitutions thereof or additions thereto as may from time to time be required by Grantee against other insurable hazards or casualties which at the time are commonly insured against in the case of property similarly situated, due regard being given to the height and type of buildings, their construction, location, use and occupancy, including, without limitation, sinkhole, mine subsidence and earthquake insurance if the Property is located in an area prone to such hazards. If required, such insurance must be in an amount equal to one hundred percent (100%) of the full replacement cost of the Improvements with a deductible not in excess of five percent (5%) of the original principal amount of the Note.

          (h) If the Property has legal "non-conforming" uses under current building, zoning or land use laws or ordinances, Law and Ordinance coverage which shall cover costs of demolition, loss to undamaged portion of the Improvements and increased cost of construction.

          All such insurance shall (i) be with insurers authorized to do business in the state within which the Real Estate is located and who have and maintain a rating of at least the third (3rd) highest rating category by Moody's or Standard & Poors and A-VIII from A.M. Best, (ii) contain the complete address of the Real Estate (or a complete legal description), (iii) be for terms of at least one year, with premium prepaid, (iv) contain deductibles which do not exceed $10,000, (v) be subject to the approval of Grantee as to insurance companies, amounts, content, forms of policies, method by which premiums are paid and expiration dates and (vi) contain a standard non-contributory mortgagee clause or endorsement listing Grantee as follows:

               First Union National Bank of North Carolina,
                    its successors and assigns as their
                    interests may appear
               c/o First Union Mortgage Corporation
               P.O. Box 2991
               Raleigh, North Carolina 27602

          Grantor shall as of the date hereof deliver to Grantee evidence satisfactory to Grantee that, as of the date hereof, said insurance policies have been prepaid as required above and certified copies of such insurance policies and original certificates of insurance signed by an

                                                                    EXHIBIT 10.2

authorized agent evidencing such insurance satisfactory to Grantee. Grantor shall renew all such insurance and deliver to Grantee policies evidencing such renewals at least thirty (30) days before any such insurance shall expire. Without limiting the required endorsements to insurance policies, Grantor further agrees that all such policies shall provide that proceeds thereunder shall be payable to Grantee, its successors and assigns, pursuant and subject to a mortgagee clause (without contribution) of standard form attached to, or otherwise made a part of, the applicable policy and that Grantee, its successors and assigns, shall be named as an additional insured under all liability insurance policies. Grantor further agrees that all such insurance policies: (i) shall provide for at least thirty (30) days' prior written notice to Grantee prior to any cancellation or termination thereof and prior to any modification thereof which affects the interest of Grantee; (ii) shall contain an endorsement or agreement by the insurer that any loss shall be payable to Grantee in accordance with the terms of such policy notwithstanding any act or negligence of Grantor which might otherwise result in forfeiture of such insurance; (iii) if any of the leases affecting the Property require that any policies affecting the Property contain a waiver of subrogation provision, all policies shall, either by their terms or by endorsement, provide for such waiver and (iv) shall either name Grantee as an additional insured or waive all rights of subrogation against Grantee. The delivery to Grantee of the insurance policies or the certificates of insurance as provided above shall constitute an assignment of all proceeds payable under such insurance policies by Grantor to Grantee as further security for the indebtedness secured hereby. In the event of foreclosure of this Security Deed, or other transfer of title to the Property in extinguishment in whole or in part of the secured indebtedness, all right, title and interest of Grantor in and to all proceeds payable under such policies then in force concerning the Property shall thereupon vest in the purchaser at such foreclosure, or in Grantee or other transferee in the event of such other transfer of title. Approval of any insurance by Grantee shall not be a representation of the solvency of any insurer or the sufficiency of any amount of insurance. In the event Grantor fails to provide, maintain, keep in force or deliver and furnish to Grantee the policies of insurance required by this Security Deed or evidence of their renewal as required herein, Grantee may, but shall not be obligated to, procure such insurance and Grantor shall pay all amounts advanced by Grantee, together with interest thereon at the Default Interest Rate from and after the date advanced by Grantee until actually repaid by Grantor, promptly upon demand by Grantee. Any amounts so advanced by Grantee, together with interest thereon, shall be secured by this Security Deed and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. Grantee shall not be responsible for nor incur any liability for the insolvency of the insurer or other failure of the insurer to perform, even though Grantee has caused the insurance to be placed with the insurer after failure of Grantor to furnish such insurance.

     1.5  Payment of Taxes.  Grantor shall pay or cause to be paid, except to
          ----------------
the extent provision is actually made therefor pursuant to Section 1.6 or
                                                           -----------
Section 1.7 of this Security Deed, all taxes and assessments which are or may
- -----------
become a lien on the Property or which are assessed against or imposed upon the Property. Grantor shall furnish Grantee with receipts (or if receipts

                                                                    EXHIBIT 10.2

are not immediately available, with copies of canceled checks evidencing payment with receipts to follow promptly after they become available) showing payment of such taxes and assessments at least fifteen (15) days prior to the applicable delinquency date therefor. Notwithstanding the foregoing, Grantor may in good faith, by appropriate proceedings and upon notice to Grantee, contest the validity, applicability or amount of any asserted tax or assessment so long as
(a) such contest is diligently pursued, (b) Grantee determines, in its subjective opinion, that such contest suspends the obligation to pay the tax and that nonpayment of such tax or assessment will not result in the sale, loss, forfeiture or diminution of the Property or any part thereof or any interest of Grantee therein, and (c) prior to the earlier of the commencement of such contest or the delinquency date of the asserted tax or assessment, Grantor deposits in the Impound Account (as hereinafter defined) an amount determined by Grantee to be adequate to cover the payment of such tax or assessment and a reasonable additional sum to cover possible interest, costs and penalties; provided, however, that Grantor shall promptly cause to be paid any amount adjudged by a court of competent jurisdiction to be due, with all interest, costs and penalties thereon, promptly after such judgment becomes final; and provided, further, that in any event each such contest shall be concluded, the
- --------  -------  ----
taxes, assessments, interest, costs and penalties shall be paid prior to the date any writ or order is issued under which the Property may be sold, lost or forfeited.

     1.6  Tax and Insurance Impound Account.  Grantor shall establish and
          ---------------------------------
maintain at all times while this Security Deed continues in effect an impound account (the "IMPOUND ACCOUNT") with Grantee for payment of real estate taxes and assessments and insurance on the Property and as additional security for the indebtedness secured hereby. Simultaneously with the execution hereof, Grantor shall deposit in the Impound Account an amount determined by Grantee to be necessary to ensure that there will be on deposit with Grantee an amount which, when added to the monthly payments subsequently required to be deposited with Grantee hereunder on account of real estate taxes, assessments and insurance premiums, will result in there being on deposit with Grantee in the Impound Account an amount sufficient to pay the next due annual installment of real estate taxes and assessment on the Property at least one (1) month prior to the delinquency date thereof (if paid in one installment) and the next due annual insurance premiums with respect to the Property at least one (1) month prior to the due date thereof (if paid in one installment). Commencing on the first monthly payment date under the Note and continuing thereafter on each monthly payment date under the Note, Grantor shall pay to Grantee, concurrently with and in addition to the monthly payment due under the Note and until the Note and all other indebtedness secured hereby is fully paid and performed, deposits in an amount equal to one-twelfth (1/12) of the amount of the annual real estate taxes and assessments that will next become due and payable on the Property, plus one-twelfth (1/12) of the amount of the annual premiums that will next become due and payable on insurance policies which Grantor is required to maintain hereunder, each as estimated and determined by Grantee. So long as no default hereunder or under the other Loan Documents has occurred and is continuing, all sums in the Impound Account shall be held by Grantee in the Impound Account to pay said taxes, assessments and insurance premiums in one installment before the same become delinquent. Grantor shall be responsible for ensuring the

                                                                    EXHIBIT 10.2

receipt by Grantee, at least thirty (30) days prior to the respective due date for payment thereof, of all bills, invoices and statements for all taxes, assessments and insurance premiums to be paid from the Impound Account, and so long as no default hereunder or under the other Loan Documents has occurred and is continuing, Grantee shall pay the governmental authority or other party entitled thereto directly to the extent funds are available for such purpose in the Impound Account. In making any payment from the Impound Account, Grantee shall be entitled to rely on any bill, statement or estimate procured from the appropriate public office or insurance company or agent without any inquiry into the accuracy of such bill, statement or estimate and without any inquiry into the accuracy, validity, enforceability or contestability of any tax, assessment, valuation, sale, forfeiture, tax lien or title or claim thereof. The Impound Account shall not, unless otherwise explicitly required by applicable law, be or be deemed to be escrow or trust funds, but, at Grantee's option and in Grantee's discretion, may either be held in a separate account or be commingled by Grantee with the general funds of Grantee. No interest on the funds contained in the Impound Account shall be paid by Grantee to Grantor. The Impound Account is solely for the protection of Grantee and entails no responsibility on Grantee's part beyond the payment of taxes, assessments and insurance premiums following receipt of bills, invoices or statements therefor in accordance with the terms hereof and beyond the allowing of due credit for the sums actually received. Upon assignment of this Security Deed by Grantee, any funds in the Impound Account shall be turned over to the assignee and any responsibility of Grantee, as assignor, with respect thereto shall terminate. If the total funds in the Impound Account shall exceed the amount of payments actually applied by Grantee for the purposes of the Impound Account, such excess may be credited by Grantee on subsequent payments to be made hereunder or, at the option of Grantee, refunded to Grantor. If, however, the Impound Account shall not contain sufficient funds to pay the sums required when the same shall become due and payable, Grantor shall, within ten (10) days after receipt of written notice thereof, deposit with Grantee the full amount of any such deficiency. If Grantor shall fail to deposit with Grantee the full amount of such deficiency as provided above, Grantee shall have the option, but not the obligation, to make such deposit, and all amounts so deposited by Grantee, together with interest thereon at the Default Interest Rate from the date incurred by Grantee until actually paid by Grantor, shall be immediately paid by Grantor on demand and shall be secured by this Security Deed and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. If there is a default under this Security Deed which is not cured within any applicable grace or cure period, Grantee may, but shall not be obligated to, apply at any time the balance then remaining in the Impound Account against the indebtedness secured hereby in whatever order Grantee shall subjectively determine. No such application of the Impound Account shall be deemed to cure any default hereunder. Upon full payment of the indebtedness secured hereby in accordance with its terms or at such earlier time as Grantee may elect, the balance of the Impound Account then in Grantee's possession shall be paid over to Grantor and no other party shall have any right or claim thereto.

     1.7  Payment Reserve.
          ---------------

                                                                    EXHIBIT 10.2

          (a) Contemporaneously with the execution hereof, Grantor has established with Grantee a reserve in the amount equal to two (2) regular monthly installments of principal, interest and all required deposits or impounds (the "PAYMENT RESERVE"). Grantor understands and agrees that, notwithstanding the establishment of the Payment Reserve as herein required, all of the proceeds of the Note have been, and shall be considered, fully disbursed and shall bear interest and be payable on the terms provided therein. No interest on funds contained in the Payment Reserve shall be paid by Grantee to Grantor.

          (b) For so long as no default has occurred hereunder or under any of the other Loan Documents beyond any applicable grace or cure period, Grantee shall on each monthly payment due date under the Note to and including December 1, 1995, advance from the Payment Reserve to itself the amount of the monthly installment due and payable by Grantor under the Note on such monthly payment due date and shall also advance from the Payment Reserve into the Impound Account the amount of any deposit for taxes and insurance premiums and into the Replacement Reserve (as hereinafter defined) the amount of any deposit for Repairs (as hereinafter defined) required to be paid by Grantor concurrently with each such monthly installment pursuant to the terms hereof. Provided no default, or event which with the passage of time or the giving of notice, or both, which would constitute a default, has occurred after the final disbursement from the Payment Reserve on December 1, 1995, any amounts then remaining in the Payment Reserve shall be paid to Grantor. Nothing contained herein, including, without limitation, the existence of the Payment Reserve, shall release Grantor of any obligation to make payments under the Note, this Security Deed or the other Loan Documents strictly in accordance with the terms hereof or thereof and, in this regard, without limiting the generality of the foregoing, should the amounts contained in the Payment Reserve not be sufficient to pay in full the monthly installments and the Impound Account and Replacement Reserve deposits referenced above in this subparagraph, Grantor shall be responsible for paying such deficiency on the due date of any such monthly installment.

     1.8  Replacement Reserve: Security Interest Reserves.
          -----------------------------------------------

          (a) At Lender's option, as additional security for the indebtedness secured hereby, Grantor shall establish and maintain at all times while this Security Deed continues in effect a repair reserve (the "REPLACEMENT RESERVE") with Grantee for payment of certain non-recurring types of costs and expenses incurred by Grantor for interior and exterior work to the Property, including without limitation, performance of work to the roofs, chimneys, gutters, downspouts, paving, curbs, driveways, ramps, balconies, porches, patios, exterior walls, exterior doors and doorways, windows, elevators and mechanical and HVAC equipment (collectively, the "REPAIRS") provided such costs and expenses are incurred for repairs (i) not incurred for ordinary wear and tear at the Property and (ii) categorized under generally accepted accounting principles as a capital expense and not as an operating expense. Commencing on the first monthly payment date under the Note and continuing thereafter on each monthly payment date under the Note,

                                                                    EXHIBIT 10.2

Grantor shall pay to Grantee, concurrently with and in addition to the monthly payment due under the Note and until the Note and all other indebtedness secured hereby is fully paid and performed, a deposit to the Replacement Reserve in an amount equal to $4,107.00 per month. So long as no default hereunder or under the other Loan Documents has occurred and is continuing, all sums in the Replacement Reserve shall be held by Grantee in the Replacement Reserve to pay the costs and expenses of Repairs. So long as no default hereunder or under the other Loan Documents has occurred and is continuing, Grantee shall, to the extent funds are available for such purpose in the Replacement Reserve, disburse to Grantor the amount paid or incurred by Grantor in performing such Repairs within ten (10) days following: (a) the receipt by Grantee of a written request from Grantor for disbursement from the Replacement Reserve and a certification in the form attached hereto as Exhibit C that the applicable item of Repair has
                               ---------
been completed; (b) the delivery to Grantee of invoices, receipts or other evidence satisfactory to Grantee, verifying the cost of performing the Repairs;
(c) for disbursement requests in excess of $10,000.00, the delivery to Grantee of affidavits, lien waivers or other evidence reasonably satisfactory to Grantee showing that all materialmen, laborers, subcontractors and any other parties who might or could claim statutory or common law liens and have furnished material or labor to the Property have been paid all amounts due for labor and materials furnished to the Property; (d) for disbursement requests in excess of $10,000.00, delivery to Grantee of a certification from an inspecting architect or other third party acceptable to Grantee describing the completion of the Repairs and the value of the completed Repairs and verifying the completion of the Repairs and the value of the completed Repairs; (e) for disbursement requests in excess of $10,000.00, delivery to Grantee of a new certificate of occupancy for the portion of the Improvements covered by such Repairs, if said new certificate of occupancy is required by law, or a certification by Grantor that no new certificate of occupancy is required; and (f) the receipt by Grantee of an administrative fee in the amount of $150.00. Grantee shall not be required to make advances from the Replacement Reserve more frequently than once in any ninety (90) day period. In making any payment from the Replacement Reserve, Grantee shall be entitled to rely on such request from Grantor without any inquiry into the accuracy, validity or contestability of any such amount. Grantee may, at Grantor's expense, make or cause to be made during the term of this Security Deed an annual inspection at the Property to determine the need, as determined by Grantee in its reasonable judgment, for further Repairs of the Property. In the event that such inspection reveals that further Repairs of the Property are required, Grantee shall provide Grantor with a written description of the required Repairs and Grantor shall complete such Repairs to the reasonable satisfaction of Grantee within ninety (90) days after the receipt of such description from Grantee, or such later date as may be approved by Grantee in its sole discretion. The Replacement Reserve shall not, unless otherwise explicitly required by applicable law, be or be deemed to be escrow or trust funds, but, at Grantee's option and in Grantee's discretion, may either be held in a separate account or be commingled by Grantee with the general funds of Grantee. Interest on the funds contained in the Replacement Reserve shall be credited to Grantor as provided in Section 4.31 hereof. The Replacement Reserve is solely for the protection of Grantee and entails no responsibility on Grantee's part beyond the payment of the costs and expenses described in this

                                                                    EXHIBIT 10.2

Section in accordance with the terms hereof and beyond the allowing of due credit for the sums actually received. In the event that the amounts on deposit or available in the Replacement Reserve are inadequate to pay the cost of the Repairs, Grantor shall pay the amount of such deficiency. Upon assignment of this Security Deed by Grantee, any funds in the Replacement Reserve shall be turned over to the assignee and any responsibility of Grantee, as assignor, with respect thereto shall terminate. If there is a default under this Security Deed which is not cured within any applicable grace or cure period, Grantee may, but shall not be obligated to, apply at any time the balance then remaining in the Replacement Reserve against the indebtedness secured hereby in whatever order Grantee shall subjectively determine. No such application of the Replacement Reserve shall be deemed to cure any default hereunder. Upon full payment of the indebtedness secured hereby in accordance with its terms or at such earlier time as Grantee may elect, the balance of the Replacement Reserve then in Grantee's possession shall be paid over to Grantor and no other party shall have any right or claim thereto.

          (b) As additional security for the payment and performance by Grantor of all duties, responsibilities and obligations under the Note and the other Loan Documents, Grantor hereby unconditionally and irrevocably assigns, conveys, pledges, mortgages, transfers, delivers, deposits, sets over and confirms unto Grantee, and hereby grants to Grantee a security interest in, (i) the Impound Account, the Payment Reserve, the Repair and Remediation Reserve (as defined in Exhibit D) and the Replacement Reserve (collectively, the "RESERVES"), (ii) the accounts into which the Reserves have been deposited, (iii) all insurance of said accounts, (iv) all accounts, contract rights and general intangibles or other rights and interests pertaining thereto, (v) all sums now or hereafter therein or represented thereby, (vi) all replacements, substitutions or proceeds thereof, (vii) all instruments and documents now or hereafter evidencing the Reserves or such accounts, (viii) all powers, options, rights, privileges and immunities pertaining to the Reserves (including the right to make withdrawals therefrom), and (ix) all proceeds of the foregoing. Grantor hereby authorizes and consents to the account into which the Reserves have been deposited being held in Grantee's name or the name of any entity servicing the Note for Grantee and hereby acknowledges and agrees that Grantee, or at Grantee's election, such servicing agent, shall have exclusive control over said account. Notice of the assignment and security interest granted to Grantee herein may be delivered by Grantee at any time to the financial institution wherein the Reserves have been established, and Grantee, or such servicing entity, shall have possession of all passbooks or other evidences of such accounts. Grantor hereby assumes all risk of loss with respect to amounts on deposit in the Reserves. Grantor hereby knowingly, voluntarily and intentionally stipulates, acknowledges and agrees that the advancement of the funds from the Reserves as set forth herein is at Grantor's direction and is not the exercise by Grantee of any right of set-off or other remedy upon a default. Grantor hereby waives all right to withdraw funds from the Reserves. If a default shall occur hereunder or under any other of the Loan Documents which is not cured within any applicable grace or cure period, then Grantee may, without notice or demand on Grantor, at its option:
(A) withdraw any or all of the funds (including, without limitation, interest) then remaining in the Reserves and apply the same, after deducting all costs

                                                                    EXHIBIT 10.2

and expenses of safekeeping, collection and delivery (including, but not limited to, attorneys' fees, costs and expenses) to the indebtedness evidenced by the Note or any other obligations of Grantor under the other Loan Documents in such manner or as Grantee shall deem appropriate in its sole discretion, and the excess, if any, shall be paid to Grantor, (B) exercise any and all rights and remedies of a secured party under any applicable Uniform Commercial Code, and/or
(C) exercise any other remedies available at law or in equity. No such use or application of the funds contained in the Reserves shall be deemed to cure any default hereunder or under the other Loan Documents.

     1.9  Casualty and Condemnation.  Grantor shall give Grantee prompt written
          -------------------------
notice of the occurrence of any casualty affecting, or the institution of any proceedings for eminent domain or for the condemnation of, the Property or any portion thereof. All insurance proceeds on the Property, and all causes of action, claims, compensation, awards and recoveries for any damage, condemnation or taking of all or any part of the Property or for any damage or injury to it for any loss or diminution in value of the Property, are hereby assigned to and shall be paid to Grantee. Grantee may participate in any suits or proceedings relating to any such proceeds, causes of action, claims, compensation, awards or recoveries, and Grantee is hereby authorized, in its own name or in Grantor's name, to adjust any loss covered by insurance or any condemnation claim or cause of action, and to settle or compromise any claim or cause of action in connection therewith, and Grantor shall from time to time deliver to Grantee any instruments required to permit such participation; provided, however, that Grantee shall not have the right to participate in the adjustment of any loss which is not in excess of the lesser of (i) ten percent (10%) of the then outstanding principal balance of the Note, and (ii) $250,000.00. Grantee shall apply any sums received by it under this Section first to the payment of all of its costs and expenses (including, but not limited to, legal fees and disbursements) incurred in obtaining those sums, and then, as follows:

          (a) In the event that less than sixty percent (60%) of the Improvements located on the Real Estate have been taken or destroyed, then if:

               (1) no default is then continuing hereunder or under any of the other Loan Documents and no event has occurred which, with the giving of notice or the passage of time or both, would constitute a default hereunder or under any of the other Loan Documents, and

               (2) the Property can, in Grantee's judgment, with diligent restoration or repair, be returned to a condition at least substantially equal to the condition thereof that existed prior to the casualty or partial taking causing the loss or damage within the earlier to occur of
     (i) six (6) months after the receipt of insurance proceeds or condemnation awards by either Grantor or Grantee, and (ii) the stated maturity date of the Note, and

                                                                    EXHIBIT 10.2

               (3) all necessary governmental approvals can be obtained to allow the rebuilding and reoccupancy of the Property as described in
     Section 1.9(a)(2) above, and
     -----------------

               (4) there are sufficient sums available (through insurance proceeds or condemnation awards and contributions by Grantor, the full amount of which shall at Grantee's option have been deposited with Grantee) for such restoration or repair (including, without limitation, for any costs and expenses of Grantee to be incurred in administering said restoration or repair) and for payment of principal and interest to become due and payable under the Note during such restoration or repair, and

               (5) the economic feasibility of the Improvements after such restoration or repair will be such that income from their operation is reasonably anticipated to be sufficient to pay operating expenses of the Property and debt service on the indebtedness secured hereby in full with the same coverage ratio considered by Grantee in its determination to make the loan secured hereby, and

               (6) Grantor shall have delivered to Grantee, at Grantor's sole cost and expense, an appraisal report in form and substance satisfactory to Grantee appraising the value of the Property as so restored or repaired to be not less than the appraised value of the Property considered by Grantee in its determination to make the loan secured hereby, and

               (7) Grantor so elects by written notice delivered to Grantee within ten (10) days after settlement of the aforesaid insurance or condemnation claim,

then, Grantee shall, solely for the purposes of such restoration or repair, advance so much of the remainder of such sums as may be required for such restoration or repair, and any funds deposited by Grantor therefor, to Grantor in the manner and upon such terms and conditions as would be required by a prudent interim construction lender, including, but not limited to, the prior approval by Grantee of plans and specifications, contractors and form of construction contracts and the furnishing to Grantee of permits, bonds, lien waivers, invoices, receipts and affidavits from contractors and subcontractors, in form and substance satisfactory to Grantee in its discretion, with any remainder being applied by Grantee for payment of the indebtedness secured hereby in whatever order Grantee directs in its absolute discretion.

          (b) In all other cases, namely, in the event that sixty percent (60%) or more of the Improvements located on the Real Estate have been taken or Grantor does not elect to restore or repair the Property pursuant to clause (a)
                                                                     ----------
above, or otherwise fails to meet the requirements of clause (a) above, then in
                                                      ----------
any of such events, Grantee shall elect, in Grantee's absolute discretion and without regard to the adequacy of Grantee's security, to do either of the following: (1) accelerate the maturity date of the Note and declare any and all indebtedness secured hereby

                                                                    EXHIBIT 10.2

to be immediately due and payable and apply the remainder of such sums received pursuant to this Section to the payment of the indebtedness secured hereby in whatever order Grantee directs in its absolute discretion, with any remainder being paid to Grantor, or (2) notwithstanding that Grantor may have elected not to restore or repair the Property pursuant to the provisions of Section
                                                                -------
1.9(a)(7) above, require Grantor to restore or repair the Property in the manner
- ---------
and upon such terms and conditions as would be required by a prudent interim construction lender, including, but not limited to, the deposit by Grantor with Grantee, within thirty (30) days after demand therefor, of any deficiency necessary in order to assure the availability of sufficient funds to pay for such restoration or repair, including Grantee's costs and expenses to be incurred in connection therewith, the prior approval by Grantee of plans and specifications, contractors and form of construction contracts and the furnishing to Grantee of permits, bonds, lien waivers, invoices, receipts and affidavits from contractors and subcontractors, in form and substance satisfactory to Grantee in its discretion, and apply the remainder of such sums toward such restoration and repair, with any balance thereafter remaining being applied by Grantee for payment of the indebtedness secured hereby in whatever order Grantee directs in its absolute discretion. Any reduction in the indebtedness secured hereby resulting from Grantee's application of any sums received by it hereunder shall take effect only when Grantee actually receives such sums and elects to apply such sums to the indebtedness secured hereby and, in any event, the unpaid portion of the indebtedness secured hereby shall remain in full force and effect and Grantor shall not be excused in the payment thereof. Partial payments received by Grantor, as described in the preceding sentence, shall be applied first to the final payment due under the Note and thereafter to installments due under the Note in the inverse order of their due date. If Grantor elects or Grantee directs Grantor to restore or repair the Property after the occurrence of a casualty or partial taking of the Property as provided above, Grantor shall promptly and diligently, at Grantor's sole cost and expense and regardless of whether the insurance proceeds or condemnation award, as appropriate, shall be sufficient for the purpose, restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such casualty or partial taking in accordance with the foregoing provisions and Grantor shall pay to Grantee all costs and expenses of Grantee incurred in administering said rebuilding, restorations or repairs, provided that Grantee makes such proceeds or award available for such purpose. Grantor agrees to execute and deliver from time to time such further instruments as may be requested by Grantee to confirm the foregoing assignment to Grantee of any award, damage, insurance proceeds, payment or other compensation. Grantee is hereby irrevocably constituted and appointed the attorney-in-fact of Grantor (which power of attorney shall be irrevocable so long as any indebtedness secured hereby is outstanding, shall be deemed coupled with an interest, shall survive the voluntary or involuntary dissolution of Grantor and shall not be affected by any disability or incapacity suffered by Grantor subsequent to the date hereof), with full power of substitution, subject to the terms of this section, to settle for, collect and receive any such awards, damages, insurance proceeds, payments or other compensation from the parties or authorities making the same, to appear in and prosecute any proceedings therefor and to give receipts and acquittances therefor.

                                                                    EXHIBIT 10.2

     1.10 Construction Liens.  Grantor shall pay when due all claims and demands
          ------------------
of mechanics, materialmen, laborers and others for any work performed or materials delivered for the Real Estate or Improvements; provided, however, that, Grantor shall have the right to contest in good faith any such claim or demand, so long as it does so diligently, by appropriate proceedings and without prejudice to Grantee and provided that neither the Property nor any interest therein would be in any danger of sale, loss or forfeiture as a result of such proceeding or contest. In the event Grantor shall contest any such claim or demand, Grantor shall promptly notify Grantee of such contest and thereafter shall, upon Grantee's request, promptly provide a bond, cash deposit or other security satisfactory to Grantee to protect Grantee's interest and security should the contest be unsuccessful. If Grantor shall fail to immediately discharge or provide security against any such claim or demand as aforesaid, Grantee may do so and any and all expenses incurred by Grantee, together with interest thereon at the Default Interest Rate from the date incurred by Grantee until actually paid by Grantor, shall be immediately paid by Grantor on demand and shall be secured by this Security Deed and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

     1.11 Rents and Profits.  As additional and collateral security for the
          -----------------
payment of the indebtedness secured hereby and cumulative of any and all rights and remedies herein provided for, Grantor hereby absolutely and presently assigns to Grantee all existing and future Rents and Profits. Grantor hereby grants to Grantee the sole, exclusive and immediate right, without taking possession of the Property, to demand, collect (by suit or otherwise), receive and give valid and sufficient receipts for any and all of said Rents and Profits, for which purpose Grantor does hereby irrevocably make, constitute and appoint Grantee its attorney-in-fact with full power to appoint substitutes or a trustee to accomplish such purpose (which power of attorney shall be irrevocable so long as any indebtedness secured hereby is outstanding, shall be deemed to be coupled with an interest, shall survive the voluntary or involuntary dissolution of Grantor and shall not be affected by any disability or incapacity suffered by Grantor subsequent to the date hereof). Grantee shall be without liability for any loss which may arise from a failure or inability to collect Rents and Profits, proceeds or other payments. However, until the occurrence of a default under this Security Deed which has not been cured within any applicable grace or cure period, Grantor shall have a license to collect and receive the Rents and Profits when due and prepayments thereof for not more than one (1) month prior to due date thereof. Upon the occurrence of a default hereunder which has not been cured within any applicable grace or cure period, Grantor's license shall automatically terminate without notice to Grantor and Grantee may thereafter, without taking possession of the Property, collect the Rents and Profits itself or by an agent or receiver. From and after the termination of such license, Grantor shall be the agent of Grantee in collection of the Rents and Profits, and all of the Rents and Profits so collected by Grantor shall be held in trust by Grantor for the sole and exclusive benefit of Grantee, and Grantor shall, within one (1) business day after receipt of any Rents and Profits, pay the same to Grantee to be applied by Grantee as hereinafter set forth. Neither the demand for or collection of Rents and Profits by Grantee shall constitute any assumption by Grantee of any obligations

                                                                    EXHIBIT 10.2

under any agreement relating thereto. Grantee is obligated to account only for such Rents and Profits as are actually collected or received by Grantee. Grantor irrevocably agrees and consents that the respective payors of the Rents and Profits shall, upon demand and notice from Grantee of a default hereunder, pay said Rents and Profits to Grantee without liability to determine the actual existence of any default claimed by Grantee. Grantor hereby waives any right, claim or demand which Grantor may now or hereafter have against any such payor by reason of such payment of Rents and Profits to Grantee, and any such payment shall discharge such payor's obligation to make such payment to Grantor. All Rents and Profits collected or received by Grantee may be applied against all expenses of collection, including, without limitation, attorneys' fees, against costs of operation and management of the Property and against the indebtedness secured hereby, in whatever order or priority as to any of the items so mentioned as Grantee directs in its sole subjective discretion and without regard to the adequacy of its security. Neither the exercise by Grantee of any rights under this Section nor the application of any Rents and Profits to the secured indebtedness shall cure or be deemed a waiver of any default hereunder. The assignment of Rents and Profits hereinabove granted shall continue in full force and effect during any period of foreclosure or redemption with respect to the Property. Grantor has executed an Assignment of Leases and Rents dated of even date herewith (the "ASSIGNMENT") in favor of Grantee covering all of the right, title and interest of Grantor, as landlord, lessor or licensor, in and to any leases, licenses and occupancy agreements relating to all or portions of the Property. All rights and remedies granted to Grantee under the Assignment shall be in addition to and cumulative of all rights and remedies granted to Grantee hereunder.

     1.12 Leases and Licenses.
          -------------------

          (a) Prior to execution of any leases of space in the Improvements after the date hereof, Grantor shall submit to Grantee, for Grantee's prior approval, which approval shall not be unreasonably withheld, a copy of the form lease Grantor plans to use in leasing space in the Improvements. All leases of space in the Improvements shall be on terms consistent with the terms for similar leases in the market area of the Real Estate, shall provide for free rent only if the same is consistent with prevailing market conditions and shall provide for market rents then prevailing in the market area of the Real Estate. Such leases shall also provide for security deposits in reasonable amounts. Grantor shall also submit to Grantee for Grantee's approval, which approval shall not be unreasonably withheld, prior to the execution thereof, any proposed lease, license or occupancy agreement of the Improvements or any portion thereof that differs materially and adversely from the aforementioned form lease. Grantor shall not execute any lease, license or occupancy agreement for all or a substantial portion of the Property, except for an actual occupancy by the tenant, lessee or licensee thereunder, and shall at all times promptly and faithfully perform, or cause to be performed, all of the covenants, conditions and agreements contained in all leases, licenses and occupancy agreements with respect to the Property, now or hereafter existing, on the part of the landlord, lessor or licensor thereunder to be kept and performed. Grantor shall furnish to Grantee, within ten (10) days after a request by Grantee to

                                                                    EXHIBIT 10.2

do so, but in any event by January 1 of each year, a current rent roll, certified by Grantor as being true and correct, containing the names of all tenants, lessees and licensees with respect to the Property, the terms of their respective leases, licenses or occupancy agreements, the spaces occupied and the rentals or fees payable thereunder and the amount of each tenant's security deposit. Upon the request of Grantee, Grantor shall deliver to Grantee a copy of each such lease, license and occupancy agreement. Grantor shall not do or suffer to be done any act that might result in a default by the landlord, lessor or licensor under any such lease, license or occupancy agreement or allow the tenant, lessee or licensee thereunder to withhold payment or rent and, except as otherwise expressly permitted by the terms of Section 1.13 hereof, shall not
                                              ------------
further assign any such lease, license or occupancy agreement or any such rents. Grantor, at no cost or expense to Grantee, shall enforce, short of termination, the performance and observance of each and every condition and covenant of each of the parties under such leases. Grantor shall not, without the prior written consent of Grantee, modify any of the leases, terminate or accept the surrender of any leases, waive or release any other party from the performance or observance of any obligation or condition under such leases except in the normal course of business in a manner which is consistent with sound and customary leasing and management practices for similar properties in the community in which the Property is located. Grantor shall not permit the prepayment of any rents under any of the leases for more than one (1) month prior to the due date thereof.

          (b) Each lease, license and occupancy agreement executed after the date hereof affecting any of the Real Estate or the Improvements must provide, in a manner approved by Grantee, that the tenant, lessee or licensee, as appropriate, will recognize as its landlord, lessor or licensor and attorn to any person succeeding to the interest of Grantor upon any foreclosure of this Security Deed or deed in lieu of foreclosure. Each such lease, license and occupancy agreement shall also provide that, upon request of said successor in interest, the tenant, lessee or licensee shall execute and deliver an instrument or instruments confirming its attornment as provided for in this Section; provided, however, that neither Grantee nor any successor-in-interest shall be bound by any payment of rental for more than one (1) month in advance, or any amendment or modification of said lease or rental agreement made without the express written consent of Grantee or said successor-in-interest.

          (c) Upon the occurrence of a default under this Security Deed which is not cured within any applicable grace period, whether before or after the whole principal sum secured hereby is declared to be immediately due or whether before or after the institution of legal proceedings to foreclose this Security Deed, forthwith, upon demand of Grantee, Grantor shall surrender to Grantee, and Grantee shall be entitled to take actual possession of, the Property or any part thereof personally, or by its agent or attorneys. In such event, Grantee shall have, and Grantor hereby gives and grants to Grantee, the right, power and authority to make and enter into leases, licenses and occupancy agreements with respect to the Property or portions thereof for such rents and for such periods of occupancy and upon conditions and provisions as Grantee may

                                                                    EXHIBIT 10.2

deem desirable in its sole discretion, and Grantor expressly acknowledges and agrees that the term of such lease, license or occupancy agreement may extend beyond the date of any foreclosure sale at the Property; it being the intention of Grantor that in such event Grantee shall be deemed to be and shall be the attorney-in-fact of Grantor for the purpose of making and entering into leases, licenses or occupancy agreements of parts or portions of the Property for the rents and upon the terms, conditions and provisions deemed desirable to Grantee in its sole discretion and with like effect as if such leases, licenses or occupancy agreements had been made by Grantor as the owner in fee simple of the Property free and clear of any conditions or limitations established by this Security Deed. The power and authority hereby given and granted by Grantor to Grantee shall be deemed to be coupled with an interest, shall not be revocable by Grantor so long as any indebtedness secured hereby is outstanding, shall survive the voluntary or involuntary dissolution of Grantor and shall not be affected by any disability or incapacity suffered by Grantor subsequent to the date hereof. In connection with any action taken by Grantee pursuant to this Section, Grantee shall not be liable for any loss sustained by Grantor resulting from any failure to let the Property, or any part thereof, or from any other act or omission of Grantee in managing the Property, nor shall Grantee be obligated to perform or discharge any obligation, duty or liability under any lease, license or occupancy agreement covering the Property or any part thereof or under or by reason of this instrument or the exercise of rights or remedies hereunder. Grantor shall, and does hereby, indemnify Grantee for, and hold Grantee harmless from, any and all claims, actions, demands, liabilities, loss or damage which may or might be incurred by Grantee under any such lease, license or occupancy agreement or under this Security Deed or by the exercise of rights or remedies hereunder and from any and all claims and demands whatsoever which may be asserted against Grantee by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in any such lease, license or occupancy agreement other than those finally determined to have resulted solely from the gross negligence or willful misconduct of Grantee. Should Grantee incur any such liability, the amount thereof, including, without limitation, costs, expenses and attorneys' fees, together with interest thereon at the Default Interest Rate from the date incurred by Grantee until actually paid by Grantor, shall be immediately due and payable to Grantee by Grantor on demand and shall be secured hereby and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. Nothing in this Section shall impose on Grantee any duty, obligation or responsibility for the control, care, management or repair of the Property, or for the carrying out of any of the terms and conditions of any such lease, license or occupancy agreement, nor shall it operate to make Grantee responsible or liable for any waste committed on the Property by the tenants or by any other parties or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property. Grantor hereby assents to, ratifies and confirms any and all actions of Grantee with respect to the Property taken under this Section.

     1.13 Alienation and Further Encumbrances.
          -----------------------------------

                                                                    EXHIBIT 10.2

          (a) Grantor acknowledges that Grantee has relied upon the principals/partners of Grantor and their experience in owning and operating properties similar to the Property in connection with the closing of the loan evidenced by the Note. Accordingly, except as specifically allowed hereinbelow in this Section and notwithstanding anything to the contrary contained in
Section 4.6 hereof, in the event that the Property or any part thereof or
- -----------
interest therein shall be sold, conveyed, disposed of, alienated, hypothecated, leased (except to tenants of space in the Improvements in accordance with the provisions of Section 1.12 hereof), assigned, pledged, mortgaged, further
              ------------
encumbered or otherwise transferred or Grantor shall be divested of its title to the Property or any interest therein, in any manner or way, whether voluntarily or involuntarily, without the prior written consent of Grantee being first obtained, which consent may be withheld in Grantee's sole discretion, then the same shall constitute a default hereunder and Grantee shall have the right, at its option, to declare any or all of the indebtedness secured hereby, irrespective of the maturity date specified in the Note, immediately due and payable and to otherwise exercise any of its other rights and remedies contained in Article III hereof. If such acceleration is during any period when a
   -----------
prepayment fee is payable pursuant to the provisions set forth in the Note, then, in addition to all of the foregoing, such prepayment fee shall also then be immediately due and payable to the same end as though Grantor were prepaying the entire indebtedness secured hereby on the date of such acceleration. For the purposes of this Section: (i) in the event either Grantor or any of its general partners is a corporation or trust, the sale, conveyance, transfer or disposition of more than 10% of the issued and outstanding capital stock of Grantor or any of its general partners or of the beneficial interest of such trust (or the issuance of new shares of capital stock in Grantor or any of its general partners so that immediately after such issuance the total capital stock then issued and outstanding is more than 110% of the total immediately prior to such issuance) shall be deemed to be a transfer of an interest in the Property, and (ii) in the event Grantor or any general partner of Grantor is a limited or general partnership, a joint venture or a limited liability company, a change in the ownership interests in any general partner, any joint venturer or any member, either voluntarily, involuntarily or otherwise, or the sale, conveyance, transfer, disposition, alienation, hypothecation or encumbering of all or any portion of the interest of any such general partner, joint venturer or member in Grantor or such general partner (whether in the form of a beneficial or partnership interest or in the form of a power of direction, control or management, or otherwise), shall be deemed to be a transfer of an interest in the Property. Notwithstanding the foregoing, however, (i) limited partnership interests in Grantor or in any general partner of Grantor shall be freely transferable without the consent of Grantee, and (ii) any involuntary transfer caused by the death of Grantor or any general partner, shareholder, joint venturer, or beneficial owner of a trust shall not be a default under this Security Deed so long as Grantor is reconstituted, if required, following such death and so long as those persons responsible for the management of the Property remain unchanged as a result of such death or any replacement management is approved by Grantee.

          (b) Notwithstanding the foregoing provisions of this Section, Grantee shall consent to a one time sale, conveyance or transfer of the Property in its entirety (hereinafter,

                                                                    EXHIBIT 10.2

"SALE") to any person or entity provided that each of the following terms and conditions are satisfied:

               (1) No default is then continuing hereunder or under any of the other Loan Documents;

               (2) Grantor gives Grantee written notice of the terms of such prospective Sale not less than sixty (60) days before the date on which such Sale is scheduled to close and, concurrently therewith, gives Grantee all such information concerning the proposed transferee of the Property (hereinafter, "BUYER") as Grantee would require in evaluating an initial extension of credit to a borrower and pays to Grantee a non-refundable application fee in the amount of $2,500.00. Grantee shall have the right to approve or disapprove the proposed Buyer. In determining whether to give or withhold its approval of the proposed Buyer, Grantee shall consider the Buyer's experience and track record in owning and operating facilities similar to the Property, the Buyer's financial strength, the Buyer's general business standing and the Buyer's relationships and experience with contractors, vendors, tenants, lenders and other business entities; provided, however, that, notwithstanding Grantee's agreement to consider the foregoing factors in determining whether to give or withhold such approval, such approval shall be given or withheld based on what Grantee determines to be commercially reasonable in Grantee's sole discretion and, if given, may be given subject to such conditions as Grantee may deem appropriate;

               (3) Grantor pays Grantee, concurrently with the closing of such Sale, a non-refundable assumption fee in an amount equal to all out-of-pocket costs and expenses, including, without limitation, attorneys' fees, incurred by Grantee in connection with the Sale, plus an amount equal to one percent (1.0%) of the then outstanding principal balance of the Note;

               (4) The Buyer assumes and agrees to pay the indebtedness secured hereby subject to the provisions of Section 4.27 hereof and, prior to or
                                         ------------
     concurrently with the closing of such Sale, the Buyer executes, without any cost or expense to Grantee, such documents and agreements as Grantee shall reasonably require to evidence and effectuate said assumption and delivers such legal opinions as Grantee may require;

               (5) Grantor and the Buyer execute, without any cost or expense to Grantee, new financing statements or financing statement amendments and any additional documents reasonably requested by Grantee;

               (6) Grantor delivers to Grantee, without any cost or expense to Grantee, such endorsements to Grantee's title insurance policy, hazard insurance endorsements or certificates and other similar materials as Grantee may deem necessary at the time of the

                                                                    EXHIBIT 10.2

     Sale, all in form and substance satisfactory to Grantee, including, without limitation, an endorsement or endorsements to Grantee's title insurance policy insuring the lien of this Security Deed, extending the effective date of such policy to the date of execution and delivery (or, if later, of recording) of the assumption agreement referenced above in subparagraph (4)
                                                                ----------------
     of this Section, with no additional exceptions added to such policy, and insuring that fee simple title to the Property is vested in the Buyer;

               (7) Grantor executes and delivers to Grantee, without any cost or expense to Grantee, a release of Grantee, its officers, directors, employees and agents, from all claims and liability relating to the transactions evidenced by the Loan Documents, through and including the date of the closing of the Sale, which agreement shall be in form and substance satisfactory to Grantee and shall be binding upon the Buyer;

               (8)  Subject to the provisions of Section 4.27 hereof, such Sale
                                                ------------
     is not construed so as to relieve Grantor of any personal liability under the Note or any of the other Loan Documents for any acts or events occurring or obligations arising prior to or simultaneously with the closing of such Sale, and Grantor executes, without any cost or expense to Grantee, such documents and agreements as Grantee shall reasonably require to evidence and effectuate the ratification of said personal liability; and

               (9) Such Sale is not construed so as to relieve any current guarantor or indemnitor of its obligations under any guaranty or indemnity agreement executed in connection with the loan secured hereby and each such current guarantor and indemnitor executes, without any cost or expense to Grantee, such documents and agreements as Grantee shall reasonably require to evidence and effectuate the ratification of each such guaranty and indemnity agreement, provided that if the Buyer or a party associated with the Buyer approved by Grantee in its sole discretion assumes the obligations of the current guarantor or indemnitor under its guaranty or indemnity agreement and the Buyer or such party associated with the Buyer, as applicable, executes, without any cost or expense to Grantee, a new guaranty or indemnity agreement in form and substance satisfactory to Grantee, then Grantee shall release the current guarantor or indemnitor from all obligations arising under its guaranty or indemnity agreement after the closing of such Sale.

     1.14 Payment of Utilities, Assessments, Charges, Etc.  Grantor shall pay
          -----------------------------------------------
when due all utility charges which are incurred by Grantor or which may become a charge or lien against any portion of the Property for gas, electricity, water and sewer services furnished to the Real Estate and/or the Improvements and all other assessments or charges of a similar nature, or assessments payable pursuant to any restrictive covenants, whether public or private, affecting the Real Estate and/or the Improvements or any portion thereof, whether or not such assessments or charges are or may become liens thereon.

                                                                    EXHIBIT 10.2

     1.15 Access Privileges and Inspections.  Grantee and the agents,
          ---------------------------------
representatives and employees of Grantee shall, subject to the rights of tenants, have full and free access to the Real Estate and the Improvements and any other location where books and records concerning the Property are kept at all reasonable times during normal business hours upon reasonable advance notice for the purposes of inspecting the Property and of examining, copying and making extracts from the books and records of Grantor relating to the Property.
Grantor shall lend assistance to all such agents, representatives and employees of Grantee.

     1.16 Waste; Alteration of Improvements.  Grantor shall not commit, suffer
          ---------------------------------
or permit any waste on the Property nor take any actions that might invalidate any insurance carried on the Property. Grantor shall maintain the Property in good condition and repair. No part of the Improvements may be removed, demolished or materially altered, without the prior written consent of Grantee. Without the prior written consent of Grantee, Grantor shall not commence construction of any improvements on the Real Estate other than improvements required for the maintenance or repair of the Property.

     1.17 Zoning.  Without the prior written consent of Grantee, Grantor shall
          ------
not seek, make, suffer, consent to or acquiesce in any change in the zoning or conditions of use of the Real Estate or the Improvements. Grantor shall comply with and make all payments required under the provisions of any covenants, conditions or restrictions affecting the Real Estate or the Improvements. Grantor shall comply with all existing and future requirements of all governmental authorities having jurisdiction over the Property. Grantor shall keep all licenses, permits, franchises and other approvals necessary for the operation of the Property in full force and effect. Grantor shall operate the Property as an apartment development for so long as the indebtedness secured hereby is outstanding. If, under applicable zoning provisions, the use of all or any part of the Real Estate or the Improvements is or becomes a nonconforming use, Grantor shall not cause or permit such use to be discontinued or abandoned without the prior written consent of Grantee. Further, without Grantee's prior written consent, Grantor shall not file or subject any part of the Real Estate or the Improvements to any declaration of condominium or co-operative or convert any part of the Real Estate or the Improvements to a condominium, co-operative or other form of multiple ownership and governance.

     1.18 Financial Statements and Books and Records.  Grantor shall keep
          ------------------------------------------
accurate books and records of account of the Property and its own financial affairs sufficient to permit the preparation of financial statements therefrom in accordance with generally accepted accounting principles. Grantee and its duly authorized representatives shall have the right to examine, copy and audit Grantor's records and books of account at all reasonable times. So long as this Security Deed continues in effect, Grantor shall provide to Grantee, in addition to any other financial statements required hereunder or under any of the other Loan Documents, the following financial statements and information, all of which must be certified to Grantee as being true and correct by Grantor or the entity to which they pertain, as applicable, be prepared in accordance with

                                                                    EXHIBIT 10.2

generally accepted accounting principles consistently applied and be in form and substance acceptable to Grantee:

     (a) copies of all tax returns filed by Grantor, within thirty (30) days after the date of filing;

     (b) monthly operating statements for the Property, within ten (10) days after the end of each month during the first six (6) months of the term of the loan secured hereby;

     (c) quarterly operating statements for the Property, within thirty (30) days after the end of each calendar quarter;

     (d) annual balance sheets for the Property and annual financial statements for Grantor, each principal or general partner in Grantor, and each indemnitor and guarantor under any indemnity or guaranty executed in connection with the loan secured hereby, within ninety (90) days after the end of each calendar year; and

     (e) such other information with respect to the Property, Grantor, the principals or general partners in Grantor, and each indemnitor and guarantor under any indemnity or guaranty executed in connection with the loan secured hereby, which may be requested from time to time by Grantee, within a reasonable time after the applicable request.

If any of the aforementioned materials are not furnished to Grantee within the applicable time periods or Grantee is dissatisfied with the contents of any of the foregoing, in addition to any other rights and remedies of Grantee contained herein, Grantee shall have the right, but not the obligation, to obtain the same by means of an audit by an independent certified public accountant selected by Grantee, in which event Grantor agrees to pay, or to reimburse Grantee for, any expense of such audit and further agrees to provide all necessary information to said accountant and to otherwise cooperate in the making of such audit.

     1.19 Further Documentation.  Grantor shall, on the request of Grantee and
          ---------------------
at the expense of Grantor: (a) promptly correct any defect, error or omission which may be discovered in the contents of this Security Deed or in the contents of any of the other Loan Documents; (b) promptly execute, acknowledge, deliver and record or file such further instruments (including, without limitation, further mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements and assignments of rents or leases) and promptly do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Security Deed and the other Loan Documents and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements or appurtenances to the Property; (c) promptly execute,

                                                                    EXHIBIT 10.2

acknowledge, deliver, procure and record or file any document or instrument (including specifically any financing statement) deemed advisable by Grantee to protect, continue or perfect the liens or the security interests hereunder against the rights or interests of third persons; and (d) promptly furnish to Grantee, upon Grantee's request, a duly acknowledged written statement and estoppel certificate addressed to such party or parties as directed by Grantee and in form and substance supplied by Grantee, setting forth all amounts due under the Note, stating whether any event has occurred which, with the passage of time or the giving of notice or both, would constitute an event of default hereunder, stating whether any offsets or defenses exist against the indebtedness secured hereby and containing such other matters as Grantee may reasonably require.

     1.20 Payment of Costs; Reimbursement to Grantee.  Grantor shall pay all
          ------------------------------------------
costs and expenses of every character incurred in connection with the closing of the loan evidenced by the Note and secured hereby or otherwise attributable or chargeable to Grantor as the owner of the Property, including, without limitation, appraisal fees, recording fees, documentary, stamp, mortgage or intangible taxes, brokerage fees and commissions, title policy premiums and title search fees, uniform commercial code/tax lien/litigation search fees, escrow fees and attorneys' fees. If Grantor defaults in any such payment, which default is not cured within any applicable grace or cure period, Grantee may pay the same and Grantor shall reimburse Grantee on demand for all such costs and expenses incurred or paid by Grantee, together with such interest thereon at the Default Interest Rate from and after the date of Grantee's making such payment until reimbursement thereof by Grantor. Any such sums disbursed by Grantee, together with such interest thereon, shall be additional indebtedness of Grantor secured by this Security Deed and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. Further, Grantor shall promptly notify Grantee in writing of any litigation or threatened litigation affecting the Property, or any other demand or claim which, if enforced, could impair or threaten to impair Grantee's security hereunder. Without limiting or waiving any other rights and remedies of Grantee hereunder, if Grantor fails to perform any of its covenants or agreements contained in this Security Deed or in any of the other Loan Documents and such failure is not cured within any applicable grace or cure period, or if any action or proceeding of any kind (including, but not limited to, any bankruptcy, insolvency, arrangement, reorganization or other debtor relief proceeding) is commenced which might affect Grantee's interest in the Property or Grantee's right to enforce its security, then Grantee may, at its option, with or without notice to Grantor, make any appearances, disburse any sums and take any actions as may be necessary or desirable to protect or enforce the security of this Security Deed or to remedy the failure of Grantor to perform its covenants and agreements (without, however, waiving any default of Grantor). Grantor agrees to pay on demand all expenses of Grantee incurred with respect to the foregoing (including, but not limited to, fees and disbursements of counsel), together with interest thereon at the Default Interest Rate from and after the date on which Grantee incurs such expenses until reimbursement thereof by Grantor. Any such expenses so incurred by Grantee, together with interest thereon as provided above, shall be additional indebtedness of Grantor secured by this Security Deed and by all of the other Loan Documents securing all or any part of the indebtedness

                                                                    EXHIBIT 10.2

evidenced by the Note. The necessity for any such actions and of the amounts to be paid shall be determined by Grantee in its discretion. Grantee is hereby empowered to enter and to authorize others to enter upon the Property or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Grantor or any person in possession holding under Grantor. Grantor hereby acknowledges and agrees that the remedies set forth in this Section 1.20 shall be exercisable by Grantee, and
                               ------------
any and all payments made or costs or expenses incurred by Grantee in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Grantor with interest thereon at the Default Interest Rate, notwithstanding the fact that such remedies were exercised and such payments made and costs incurred by Grantee after the filing by Grantor of a voluntary case or the filing against Grantor of an involuntary case pursuant to or within the meaning of the Bankruptcy Reform Act of 1978, as amended, Title 11 U.S.C., or after any similar action pursuant to any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable to Grantor, Grantee, any guarantor or indemnitor, the secured indebtedness or any of the Loan Documents. Grantor hereby indemnifies and holds Grantee harmless from and against all loss, cost and expenses with respect to any default hereof, any liens (i.e., judgments, mechanics' and materialmen's liens, or otherwise), charges and encumbrances filed against the Property, and from any claims and demands for damages or injury, including claims for property damage, personal injury or wrongful death, arising out of or in connection with any accident or fire or other casualty on the Real Estate or the Improvements or any nuisance made or suffered thereon, including, in any case, attorneys' fees, costs and expenses as aforesaid, whether at pretrial, trial or appellate level, and such indemnity shall survive payment in full of the indebtedness secured hereby. This Section shall not be construed to require Grantee to incur any expenses, make any appearances or take any actions.

     1.21 Security Interest.  This Security Deed is also intended to encumber
          -----------------
and create a security interest in, and Grantor hereby grants to Grantee a security interest in all sums on deposit with Grantee pursuant to the provisions of Sections 1.6, 1.7 and 1.8 hereof or any other Section hereof and all
   ------------  ---     ---
fixtures, chattels, accounts, equipment, inventory, contract rights, general intangibles and other personal property included within the Property, all renewals, replacements of any of the aforementioned items, or articles in substitution therefor or in addition thereto or the proceeds thereof (said property is hereinafter referred to collectively as the "COLLATERAL"), whether or not the same shall be attached to the Real Estate or the Improvements in any manner. It is hereby agreed that to the extent permitted by law, all of the foregoing property is to be deemed and held to be a part of and affixed to the Real Estate and the Improvements. The foregoing security interest shall also cover Grantor's leasehold interest in any of the foregoing property which is leased by Grantor. Notwithstanding the foregoing, all of the foregoing property shall be owned by Grantor and no leasing or installment sales or other financing or title retention agreement in connection therewith shall be permitted without the prior written approval of Grantee. Grantor shall, from time to time upon the request of Grantee, supply Grantee with a

                                                                    EXHIBIT 10.2

current inventory of all of the property in which Grantee is granted a security interest hereunder, in such detail as Grantee may require. Grantor shall promptly replace all of the Collateral subject to the lien or security interest of this Security Deed when worn or obsolete with Collateral comparable to the worn out or obsolete Collateral when new and will not, without the prior written consent of Grantee, remove from the Real Estate or the Improvements any of the Collateral subject to the lien or security interest of this Security Deed except such as is replaced by an article of equal suitability and value as above provided, owned by Grantor free and clear of any lien or security interest except that created by this Security Deed and the other Loan Documents and except as otherwise expressly permitted by the terms of Section 1.13 of this
                                                        ------------
Security Deed. All of the Collateral shall be kept at the location of the Real Estate except as otherwise required by the terms of the Loan Documents. Grantor shall not use any of the Collateral in violation of any applicable statute, ordinance or insurance policy.

     1.22 Security Agreement.  This Security Deed constitutes a security
          ------------------
agreement between Grantor and Grantee with respect to the Collateral in which Grantee is granted a security interest hereunder, and, cumulative of all other rights and remedies of Grantee hereunder, Grantee shall have all of the rights and remedies of a secured party under any applicable Uniform Commercial Code. Grantor hereby agrees to execute and deliver on demand and hereby irrevocably constitutes and appoints Grantee the attorney-in-fact of Grantor to execute and deliver and, if appropriate, to file with the appropriate filing officer or office such security agreements, financing statements, continuation statements or other instruments as Grantee may request or require in order to impose, perfect or continue the perfection of the lien or security interest created hereby. Except with respect to Rents and Profits to the extent specifically provided herein to the contrary, Grantee shall have the right of possession of all cash, securities, instruments, negotiable instruments, documents, certificates and any other evidences of cash or other property or evidences of rights to cash rather than property, which are now or hereafter a part of the Property, and Grantor shall promptly deliver the same to Grantee, endorsed to Grantee, without further notice from Grantee. Grantor agrees to furnish Grantee with notice of any change in the name, identity, corporate structure, residence, or principal place of business or mailing address of Grantor within ten (10) days of the effective date of any such change. Upon the occurrence of any default hereunder not cured within any applicable grace or cure period, Grantee shall have the rights and remedies as prescribed in this Security Deed, or as prescribed by general law, or as prescribed by any applicable Uniform Commercial Code, all at Grantee's election. Any disposition of the Collateral may be conducted by an employee or agent of Grantee. Any person, including both Grantor and Grantee, shall be eligible to purchase any part or all of the Collateral at any such disposition. Expenses of retaking, holding, preparing for sale, selling or the like (including, without limitation, Grantee's attorneys' fees and legal expenses), together with interest thereon at the Default Interest Rate from the date incurred by Grantee until actually paid by Grantor, shall be paid by Grantor on demand and shall be secured by this Security Deed and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. Grantee shall have the right to enter upon the Real Estate and the Improvements or any real property where any of the

                                                                    EXHIBIT 10.2

property which is the subject of the security interest granted herein is located to take possession of, assemble and collect the same or to render it unusable, or Grantor, upon demand of Grantee, shall assemble such property and make it available to Grantee at the Real Estate, a place which is hereby deemed to be reasonably convenient to Grantee and Grantor. If notice is required by law, Grantee shall give Grantor at least ten (10) days' prior written notice of the time and place of any public sale of such property or of the time of or after which any private sale or any other intended disposition thereof is to be made, and if such notice is sent to Grantor, as the same is provided for the mailing of notices herein, it is hereby deemed that such notice shall be and is reasonable notice to Grantor. No such notice is necessary for any such property which is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market. Any sale made pursuant to the provisions of this Section shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the foreclosure sale as provided in Section 3.1(e) hereof upon giving the same
                                --------------
notice with respect to the sale of the Property hereunder as is required under sold Section 3.1(e). Furthermore, to the extent permitted by law, in conjunction
     --------------
with, in addition to or in substitution for the rights and remedies available to Grantee pursuant to any applicable Uniform Commercial Code:

     (a) In the event of a foreclosure sale, the Property may, at the option of Grantee, be sold as a whole; and

     (b) It shall not be necessary that Grantee take possession of the aforementioned Collateral, or any part thereof, prior to the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary that said Collateral, or any part thereof, be present at the location of such sale; and

     (c) Grantee may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Grantee, including the sending of notices and the conduct of the sale, but in the name and on behalf of Grantee.

The name and address of Grantor (as Debtor under any applicable Uniform Commercial Code) are:

                      WASHINGTON TOWNE APARTMENTS L.L.C.
                               2420 Heaton Drive
                              East Point, Georgia

The name and address of Grantee (as Secured Party under any applicable Uniform Commercial Code) are:

                  First Union National Bank of North Carolina
                         One First Union Center, TW-8
                        Charlotte, North Carolina 28288

                                                                    EXHIBIT 10.2

     1.23 Easements and Rights-of-Way.  Grantor shall not grant any easement or
          ---------------------------
right-of-way with respect to all or any portion of the Real Estate or the Improvements without the prior written consent of Grantee, which consent shall not be unreasonably withheld. The purchaser at any foreclosure sale hereunder may, at its discretion, disaffirm any easement or right-of-way granted in violation of any of the provisions of this Security Deed and may take immediate possession of the Property free from, and despite the terms of, such grant of easement or right-of-way. If Grantee consents to the grant of an easement or right-of-way, Grantee agrees to grant such consent provided that Grantee is paid a standard review fee together with all other expenses, including, without limitation, attorneys' fees, incurred by Grantee in the review of Grantor's request and in the preparation of documents effecting the subordination.

     1.24 Compliance with Laws.  Grantor shall at all times comply with all
          --------------------
statutes, ordinances, regulations and other governmental or quasi-governmental requirements and private covenants now or hereafter relating to the ownership, construction, use or operation of the Property, including, but not limited to, those concerning employment and compensation of persons engaged in operation and maintenance of the Property and any environmental or ecological requirements, even if such compliance shall require structural changes to the Property; provided, however, that, Grantor may, upon providing Grantee with security satisfactory to Grantee, proceed diligently and in good faith to contest the validity or applicability of any such statute, ordinance, regulation or requirement so long as during such contest the Property shall not be subject to any lien, charge, fine or other liability and shall not be in danger of being forfeited, lost or closed. Grantor shall not use or occupy, or allow the use or occupancy of, the Property in any manner which violates any lease of or any other agreement applicable to the Property or any applicable law, rule, regulation or order or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto.

     1.25 Additional Taxes.  In the event of the enactment after this date of
          ----------------
any law of the state where the Property is located or of any other governmental entity deducting from the value of the Property for the purpose of taxation any lien or security interest thereon, or imposing upon Grantee the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Grantor, or changing in any way the laws relating to the taxation of mortgages or security agreements or debts secured by mortgages or security agreements or the interest of the grantee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to adversely affect this Security Deed or the indebtedness secured hereby or Grantee, then, and in any such event, Grantor, upon demand by Grantee, shall pay such taxes, assessments, charges or liens, or reimburse Grantee therefor; provided, however, that if in the opinion of counsel for Grantee (a) it might be unlawful to require Grantor to make such payment, or (b) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in either such event, Grantee may elect, by notice

                                                                    EXHIBIT 10.2

in writing given to Grantor, to declare all of the indebtedness secured hereby to be and become due and payable in full thirty (30) days from the giving of such notice.

     1.26 Secured Indebtedness.  It is understood and agreed that this Security
          --------------------
Deed shall secure payment of not only the indebtedness evidenced by the Note but also any and all substitutions, replacements, renewals and extensions of the Note, any and all indebtedness and obligations arising pursuant to the terms hereof and any and all indebtedness and obligations arising pursuant to the terms of any of the other Loan Documents, all of which indebtedness is equally secured with and has the same priority as any amounts advanced as of the date hereof. It is agreed that any future advances made by Grantee to or for the benefit of Grantor from time to time under this Security Deed or the other Loan Documents and whether or not such advances are obligatory or are made at the option of Grantee, or otherwise, made for any purpose, within twenty (20) years from the date hereof, and all interest accruing thereon, shall be equally secured by this Security Deed and shall have the same priority as all amounts, if any, advanced as of the date hereof and shall be subject to all of the terms and provisions of this Security Deed.

     1.27 Grantor's Waivers.  To the full extent permitted by law, Grantor
          -----------------
agrees that Grantor shall not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, moratorium or extension, or any law now or hereafter in force providing for the reinstatement of the indebtedness secured hereby prior to any sale of the Property to be made pursuant to any provisions contained herein or prior to the entering of any decree, judgment or order of any court of competent jurisdiction, or any right under any statute to redeem all or any part of the Property so sold. Grantor, for Grantor and Grantor's successors and assigns, and for any and all persons ever claiming any interest in the Property, to the full extent permitted by law, hereby knowingly, intentionally and voluntarily with and upon the advice of competent counsel: (a) waives, releases, relinquishes and forever forgoes all rights of valuation, appraisement, stay of execution, reinstatement and notice of election or intention to mature or declare due the secured indebtedness (except such notices as are specifically provided for herein); (b) waives, releases, relinquishes and forever forgoes all right to a marshalling of the assets of Grantor, including the Property, to a sale in the inverse order of alienation, or to direct the order in which any of the Property shall be sold in the event of foreclosure of the liens and security interests hereby created and agrees that any court having jurisdiction to foreclose such liens and security interests may order the Property sold as an entirety; and (c) waives, releases, relinquishes and forever forgoes all rights and periods of redemption provided under applicable law. To the full extent permitted by law, Grantor shall not have or assert any right under any statute or rule of law pertaining to the exemption of homestead or other exemption under any federal, state or local law now or hereafter in effect, the administration of estates of decedents or other matters whatever to defeat, reduce or affect the right of Grantee under the terms of this Security Deed to a sale of the Property, for the collection of the secured indebtedness without any prior or different resort for collection, or the right of Grantee under the terms of this Security Deed to the payment of the indebtedness secured hereby

                                                                    EXHIBIT 10.2

out of the proceeds of sale of the Property in preference to every other claimant whatever. Further, Grantor hereby knowingly, intentionally and voluntarily, with and upon the advice of competent counsel, waives, releases, relinquishes and forever forgoes all present and future statutes of limitations as a defense to any action to enforce the provisions of this Security Deed or to collect any of the indebtedness secured hereby to the fullest extent permitted by law. Grantor covenants and agrees that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Grantor, Grantor shall not seek a supplemental stay or otherwise shall not seek pursuant to 11 U.S. C.
(S)105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Grantee to enforce any rights of Grantee against any guarantor or indemnitor of the secured obligations or any other party liable with respect thereto by virtue of any indemnity, guaranty or otherwise.

     1.28 SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.
          -------------------------------------------------

          (A) GRANTOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL,
(I) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF GEORGIA OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THE NOTE, THIS SECURITY DEED OR ANY OTHER OF THE LOAN DOCUMENTS, (II) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN FULTON COUNTY, GEORGIA, (III) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND (IV) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF GRANTEE TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). GRANTOR FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE GRANTOR AT THE ADDRESS FOR NOTICES DESCRIBED IN SECTION 4.5 HEREOF, AND
                                                    -----------
CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

          (B) GRANTOR AND GRANTEE, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND

                                                                    EXHIBIT 10.2

FOREVER FORGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THE INDEBTEDNESS SECURED HEREBY OR ANY CONDUCT, ACT OR OMISSION OF GRANTEE OR GRANTOR, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH GRANTEE OR GRANTOR, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

     1.29 Contractual Statute of Limitations.  Grantor hereby agrees that any
          ----------------------------------
claim or cause of action by Grantor against Grantee, or any of Grantee's directors, officers, employees, agents, accountants or attorneys, based upon, arising from or relating to the indebtedness secured hereby, or any other matter, cause or thing whatsoever, whether or not relating thereto, occurred, done, omitted or suffered to be done by Grantee or by Grantee's directors, officers, employees, agents, accountants or attorneys, whether sounding in contract or in tort or otherwise, shall be barred unless asserted by Grantor by the commencement of an action or proceeding in a court of competent jurisdiction by the filing of a complaint within one (1) year after Grantor first acquires or reasonably should have acquired knowledge of the first act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based and service of a summons and compliant on an officer of Grantee or any other person authorized to accept service of process on behalf of Grantee, within thirty (30) days thereafter. Grantor agrees that such one (1) year period of time is reasonable and sufficient time for a borrower to investigate and act upon any such claim or cause of action. The one (1) year period provided herein shall not be waived, tolled or extended except by the specific written agreement of Grantee. This provision shall survive any termination of this Security Deed or any of the other Loan Documents.

     1.30 Management.  The management of the Property shall be by either: (a)
          ----------
Grantor or an entity affiliated with Grantor approved by Grantee for so long as Grantor or said affiliated entity is managing the Property in a first class manner; or (b) a professional property management company approved by Grantee. Such management by an affiliated entity or a professional property management company shall be pursuant to a written agreement approved by Grantee. In no event shall any manager be removed or replaced or the terms of any management agreement materially modified or materially amended without the prior written consent of Grantee. In the event of default hereunder or under any management contract then in effect, which default is not cured within any applicable grace or cure period, Grantee shall have the right to terminate, or to direct Grantor to terminate, such management contract upon thirty (30) days' notice and to retain, or to direct Grantor to retain, a new management agent approved by Grantee. All Rents and Profits generated by or derived from the Property shall first be utilized solely for current expenses directly attributable to the ownership and operation of the Property, including, without limitation, current expenses relating to Grantor's liabilities and obligations with respect to this Security Deed and the other Loan Documents, and none of the Rents and Profits generated by or derived from

                                                                    EXHIBIT 10.2

the Property shall be diverted by Grantor and utilized for any other purposes unless all such current expenses attributable to the ownership and operation of the Property have been fully paid and satisfied.

     1.31 Hazardous Waste and Other Substances.
          ------------------------------------

          (a) Grantor hereby represents and warrants to Grantee that, as of the date hereof: (i) to the best of Grantor's knowledge, information and belief, the Property is not in direct or indirect violation of any local, state or federal law, rule or regulation pertaining to environmental regulation, contamination or clean-up (collectively, "ENVIRONMENTAL LAWS"), including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. (S)9601 et seq. and 40 CFR (S)302.1 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. (S)6901 et seq.)The Federal Water Pollution Control Act (33 U.S.C. (S) 1251 et seq. and 40 CFR (S)116.1 et seq. and the Hazardous Materials Transportation Act (49 U.S.C. (S)1801 et seq.), the Georgia Hazardous Waste Management Act, as amended, O.C.G.A. (S) 12-8-60 et seq., the Georgia Oil or Hazardous Materials Spills or Releases Act, as amended, O.C.G.A. (S) 12-14-1 et seq., the Georgia Comprehensive Solid Waste Management Act, as amended, O.C.G.A. (S) 12-8-20 et seq., the Georgia Asbestos Safety Act, as amended, O.C.G.A. (S) 12-12-1 et seq., the Georgia Underground Storage Tank Act, as amended, O.C.G.A. (S) 12-13-1 et seq., and regulations promulgated pursuant thereto by the Georgia Department of Natural Resources Environmental Protection Division and the regulations promulgated pursuant to said laws, all as amended; (ii) no hazardous, toxic or harmful substances, wastes, materials, pollutants or contaminants (including, without limitation, asbestos, polychlorinated biphenyls, petroleum products, flammable explosives, radioactive materials, infectious substances or raw materials which include hazardous constituents) or any other substances or materials which are included under or regulated by Environmental Laws (collectively, "HAZARDOUS SUBSTANCES") are located on or have been handled, generated, stored, processed or disposed of on or released or discharged from the Property (including underground contamination), except for those substances used by Grantor in the ordinary course of its business and in compliance with all Environmental Laws; (iii) the Property is not subject to any private or governmental lien or judicial or administrative notice or action relating to Hazardous Substances; (iv) there are no existing or closed underground storage tanks or other underground storage receptacles for Hazardous Substances on the Property; (v) Grantor has received no notice of, and to the best of Grantor's knowledge and belief, there exists no investigation, action, proceeding or claim by any agency, authority or unit of government or by any third party which could result in any liability, penalty, sanction or judgment under any Environmental Laws with respect to any condition, use or operation of the Property, nor does Grantor know of any basis for such a claim; and (vi) Grantor has received no notice of and, to the best of Grantor's knowledge and belief, there has been no claim by any party that any use, operation or condition of the Property has caused any nuisance or any other liability or adverse condition on any other property, nor does Grantor know of any basis for such a claim.

                                                                    EXHIBIT 10.2

          (b) Grantor shall keep or cause the Property to be kept free from Hazardous Substances (except those substances used by Grantor in the ordinary course of its business and in compliance with all Environmental Laws) and in compliance with all Environmental Laws, shall not install or use any underground storage tanks, shall expressly prohibit the use, generation, handling, storage, production, processing and disposal of Hazardous Substances by all tenants of space in the Improvements, and, without limiting the generality of the foregoing, during the term of this Security Deed, shall not install in the Improvements or permit to be installed in the Improvements asbestos or any substance containing asbestos.

          (c) Grantor shall promptly notify Grantee if Grantor shall become aware of the possible existence of any Hazardous Substances on the Property or if Grantor shall become aware that the Property is or may be in direct or indirect violation of any Environmental Laws. Further, immediately upon receipt of the same, Grantor shall deliver to Grantee copies of any and all orders, notices, permits, applications, reports, and other communications, documents and instruments pertaining to the actual, alleged or potential presence or existence of any Hazardous Substances at, on, about, under, within, near or in connection with the Property. Grantor shall, promptly and when and as required by Grantee, at Grantor's sole cost and expense, take all actions as shall be necessary or advisable, in Grantee's discretion, for the clean-up of any and all portions of the Property or other affected property, including, without limitation, all investigative, monitoring, removal, containment and remedial actions in accordance with all applicable Environmental Laws (and in all events in a manner satisfactory to Grantee) and shall further pay or cause to be paid, at no expense to Grantee, all clean-up, administrative and enforcement costs of applicable governmental agencies which may be asserted against the Property. In the event Grantor fails to do so, Grantee may, but shall not be obligated to, cause the Property or other affected property to be freed from any Hazardous Substances or otherwise brought into conformance with Environmental Laws and any and all costs and expenses incurred by Grantee in connection therewith, together with interest thereon at the Default Interest Rate from the date incurred by Grantee until actually paid by Grantor, shall be immediately paid by Grantor on demand and shall be secured by this Security Deed and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. Grantor hereby grants to Grantee and its agents and employees access to the Property and a license to remove any items deemed by Grantee to be Hazardous Substances and to do all things Grantee shall deem necessary to bring the Property in conformance with Environmental Laws. Grantor covenants and agrees, at Grantor's sole cost and expense, to indemnify, defend (at trial and appellate levels, and with attorneys, consultants and experts acceptable to Grantee), and hold Grantee harmless from and against any and all liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, attorneys', consultants' and experts' fees and disbursements actually incurred in investigating, defending, settling or prosecuting any claim, litigation or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against Grantee or the Property,

                                                                    EXHIBIT 10.2

and arising directly or indirectly from or out of: (i) the presence, release or threat of release of any Hazardous Substances on, in, under or affecting all or any portion of the Property or any surrounding areas, regardless of whether or not caused by or within the control of Grantor; (ii) the violation of any Environmental Laws relating to or affecting the Property, whether or not caused by or within the control of Grantor; (iii) the failure by Grantor to comply fully with the terms and conditions of this Section 1.31; (iv) the breach of any
                                            -------------
representation or warranty contained in this Section 1.31; or (v) the
                                             ------------
enforcement of this Section 1.31, including, without limitation, the cost of
                    ------------
assessment, containment and/or removal of any and all Hazardous Substances from all or any portion of the Property or any surrounding areas, the cost of any actions taken in response to the presence, release or threat of release of any Hazardous Substances on, in, under or affecting any portion of the Property or any surrounding areas to prevent or minimize such release or threat of release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment, and costs incurred to comply with the Environmental Laws in connection with all or any portion of the Property or any surrounding areas. The indemnity set forth in this Section
                                                                   -------
1.31(c) shall also include any diminution in the value of the security afforded
- -------
by the Property or any future reduction in the sales price of the Property by reason of any matter set forth in this Section 1.31(c). Grantee's rights under
                                       ------- -------
this Section shall survive payment in full of the indebtedness secured hereby and shall be in addition to all other rights of Grantee under this Security Deed, the Note and the other Loan Documents.

          (d) Upon Grantee's request, at any time after the occurrence of a default hereunder or at such other time as Grantee has reasonable grounds to believe that Hazardous Substances are or have been released, stored or disposed of on or around the Property or that the Property may be in violation of the Environmental Laws, Grantor shall provide, at Grantor's sole cost and expense, an inspection or audit of the Property prepared by a hydrogeologist or environmental engineer or other appropriate consultant approved by Grantee indicating the presence or absence of Hazardous Substances on the Property or an inspection or audit of the Improvements prepared by an engineering or consulting firm approved by Grantee indicating the presence or absence of friable asbestos or substances containing asbestos on the Property. If Grantor fails to provide such inspection or audit within thirty (30) days after such request, Grantee may order the same, and Grantor hereby grants to Grantee and its employees and agents access to the Property and a license to undertake such inspection or audit. The cost of such inspection or audit, together with interest thereon at the Default Interest Rate from the date incurred by Grantee until actually paid by Grantor, shall be immediately due and payable by Grantor on demand and shall be secured hereby and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

          (e) Grantor covenants and agrees to institute, within thirty (30) days after the date hereof, an operations and maintenance program (the "Maintenance Program") designed by an environmental consultant, reasonably satisfactory to the Grantee, with respect to asbestos

                                                                    EXHIBIT 10.2

containing materials ("ACM's"), consistent with "Guidelines For Controlling Asbestos-Containing Materials In Buildings" (USEPA, 1985) and other relevant guidelines, and such Maintenance Program will hereafter continuously remain in effect until the indebtedness secured hereby is repaid in full. In furtherance of the foregoing, Grantor shall inspect and maintain all ACM's on a regular basis and ensure that all ACM's shall be maintained in a condition that prevents exposure of residents to ACM's at all times. Without limiting the generality of the preceding sentence, Grantee may reasonably require (i) periodic notices or reports to Grantee in form, substance and at such intervals as Grantee may reasonably specify, (ii) an amendment to such Maintenance Program to address changing circumstances, laws or other matters, (iii) at Grantor's sole expense, supplemental examination of the Property by consultants reasonably specified by Grantee, and (iv) variation of the Maintenance Program in response to the reports provided by any such consultants.

     1.32 Indemnification; Subrogation.
          ----------------------------

          (a) Grantor shall indemnify, defend and hold Grantee harmless against: (i) any and all claims for brokerage, leasing, finders or similar fees which may be made relating to the Property or the secured indebtedness, and (ii) any and all liability, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses (including Grantee's attorneys' fees, together with appellate counsel fees, if any) of whatever kind or nature which may be asserted against, imposed on or incurred by Grantee in connection with the secured indebtedness, this Security Deed, the Property, or any part thereof, or the exercise by Grantee of any rights or remedies granted to it under this Security Deed; provided, however, that nothing herein shall be construed to obligate Grantor to indemnify, defend and hold harmless Grantee from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses enacted against, imposed on or incurred by Grantee by reason of Grantee's willful misconduct or gross negligence.

          (b) If Grantee is made a party defendant to any litigation or any claim is threatened or brought against Grantee concerning the secured indebtedness, this Security Deed, the Property, or any part thereof, or any interest therein, or the construction, maintenance, operation or occupancy or use thereof, then Grantor shall indemnify, defend and hold Grantee harmless from and against all liability by reason of said litigation or claims, including attorneys' fees (together with appellate counsel fees, if any) and expenses incurred by Grantee in any such litigation or claim, whether or not any such litigation or claim is prosecuted to judgment. If Grantee commences an action against Grantor to enforce any of the terms hereof or to prosecute any breach by Grantor of any of the terms hereof or to recover any sum secured hereby, Grantor shall pay to Grantee its attorneys' fees (together with appellate counsel, fees, if any) and expenses. The right to such attorneys' fees (together with appellate counsel fees, if any) and expenses shall be deemed to have accrued on the commencement of such action, and shall be enforceable whether or not such action is prosecuted to judgment. If Grantor breaches any term of this Security Deed,

                                                                    EXHIBIT 10.2

Grantee may engage the services of an attorney or attorneys to protect its rights hereunder, and in the event of such engagement following any breach by Grantor, Grantor shall pay Grantee attorneys' fees (together with appellate counsel fees, if any) and expenses incurred by Grantee, whether or not an action is actually commenced against Grantor by reason of such breach. All references to "attorneys" in this Subsection and elsewhere in this Security Deed shall
   -----------
include, without limitation, any attorney or law firm engaged by Grantee and Grantee's in-house counsel, and all references to "fees and expenses" in this
                                                  -------------------
Subsection and elsewhere in this Security Deed shall include, without limitation, any fees of such attorney or law firm and any allocation charges and allocation costs of Grantee's in-house counsel.

          (c) A waiver of subrogation shall be obtained by Grantor from its insurance carrier and, consequently, Grantor waives any and all right to claim or recover against Grantee, its officers, employees, agents and representatives, for loss of or damage to Grantor, the Property, Grantor's property or the property of others under Grantor's control from any cause insured against or required to be insured against by the provisions of this Security Deed.

     1.33 Covenants with Respect to Indebtedness, Operations and Fundamental
          ------------------------------------------------------------------
Changes of Grantor.  Grantor represents, warrants and covenants as of the date
- ---------- -------
hereof and until such time as the indebtedness secured hereby is paid in full, that Grantor:

          (a) will not dissolve or terminate or materially amend the terms of its articles of organization or operating agreement;

          (b) will not enter into any transaction of merger or consolidation, or liquidate or dissolve itself (or suffer any liquidation or dissolution), or acquire by purchase or otherwise all or substantially all the business or assets of, or any stock or other evidence of beneficial ownership of, any entity;

          (c) has not and will not guarantee or otherwise become liable on or in connection with any obligation of any other person or entity;

          (d) does not own and will not own any encumbered asset other than (i) the Property, and (ii) incidental personal property necessary for the operation of the Property;

          (e) is not engaged and will not engage, directly or indirectly, in any business other than the ownership, management and operation of the Property;

          (f) will not enter into any contract or agreement with any general partner or member, principal or affiliate of Grantor or any affiliate of the general partner or member of Grantor, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than an affiliate;

                                                                    EXHIBIT 10.2

          (g) has not incurred and will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (i) the indebtedness secured hereby, and (ii) affiliate advances or trade payables or accrued expenses incurred in the ordinary course of business of operating the Property; no other debt may be secured (senior, subordinate or pari passu) by the Property;

          (h) has not made and will not make any loans or advances to any third party (including any affiliate);

          (i) is and will be solvent and pay its debt from its assets as the same shall become due;

          (j) has done or caused to be done and will do all things necessary to preserve its existence, and will not, nor will any partner, limited or general, or shareholder thereof, amend, modify or otherwise change its partnership certificate, partnership agreement, articles of incorporation or bylaws in a manner which adversely affects Grantor's existence as a single purpose entity;

          (k) will conduct and operate its business as presently conducted and operated;

          (l) will maintain books and records and bank accounts separate from those of its affiliates, including its general partners;

          (m) will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any affiliate thereof, including the general partner or any affiliate of the general partner of the Grantor);

          (n)  will file its own tax returns;

          (o) will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

          (p) will not seek the dissolution or winding up, in whole or in part, of Grantor;

          (q) will not commingle the funds and other assets of Grantor with those of any general partner, any affiliate or any other person;

          (r) has and will maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any affiliate or any other person;

                                                                    EXHIBIT 10.2

          (s) does not and will not hold itself out to be responsible for the debts or obligations of any other person;

          (t) will not do any act which would make it impossible to carry on the ordinary business of Grantor;

          (u) will not possess or assign the Property or incidental personal property necessary for the operation of the Property for other than a business or company purpose;

          (v) will not sell, encumber or otherwise dispose of all or substantially all of the Property or incidental personal property necessary for the operation of the Property;

          (w) will not hold title to Grantor's assets other than in Grantor's name;

          (x) will not institute proceedings to be adjudicated bankrupt or insolvent; or consent to the institution of bankruptcy or insolvency proceedings against it; or file a petition seeking, or consent to, reorganization or relief under any applicable federal or state law relating to bankruptcy; or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Grantor or a substantial part of Grantor's property; or make any assignment for the benefit of creditors; or admit in writing its inability to pay its debts generally as they become due; or take any action in furtherance of any such action.


                                  ARTICLE II

                               EVENTS OF DEFAULT
                               -----------------

     2.1  Events of Default.  The occurrence of any of the following events
          -----------------
shall be a default hereunder:

          (a) Grantor fails to punctually perform any covenant, agreement, obligation, term or condition hereof which requires payment of any money to Grantee (except those regarding payments to be made under the Note, which failure is subject to any grace periods set forth in the Note).

          (b)  Grantor fails to provide insurance as required by Section 1.4
                                                                 -----------
hereof or fails to perform any covenant, agreement, obligation, term or condition set forth in Section 1. 15 or Section 1.31 hereof.
                       -------------    ------------

          (c) Grantor fails to perform any other covenant, agreement, obligation, term or condition set forth herein other than those otherwise described in this Section 2.1 and, to the
                  -----------

                                                                    EXHIBIT 10.2

extent such failure or default is susceptible of being cured, the continuance of such failure or default for thirty (30) days after written notice thereof from Grantee to Grantor; provided, however, that if such default is susceptible of cure but such cure cannot be accomplished with reasonable diligence within said period of time, and if Grantor commences to cure such default promptly after receipt of notice thereof from Grantee, and thereafter prosecutes the curing of such default with reasonable diligence, such period of time shall be extended for such period of time as may be necessary to cure such default with reasonable diligence, but not to exceed an additional sixty (60) days.

          (d) Any representation or warranty made herein, in or in connection with any application or commitment relating to the loan evidenced by the Note, or in any of the other Loan Documents to Grantee by Grantor, by any principal or general partner in Grantor or by any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby is determined by Grantee to have been false or misleading in any material respect at the time made.

          (e) There shall be a sale, conveyance, disposition, alienation, hypothecation, leasing, assignment, pledge, mortgage, granting of a security interest in or other transfer or further encumbrancing of the Property, Grantor or its general partners, or any portion thereof or any interest therein, in violation of Section 1.13 hereof.
             ------------

          (f) A default occurs under any of the other Loan Documents which has not been cured within any applicable grace or cure period therein provided.

          (g) Grantor, any principal or general partner in Grantor or any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby becomes insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors, shall file a petition in bankruptcy, shall voluntarily be adjudicated insolvent or bankrupt or shall admit in writing the inability to pay debts as they mature, shall petition or apply to any tribunal for or shall consent to or shall not contest the appointment of a receiver, trustee, custodian or similar officer for Grantor, for any such principal or general partner of Grantor or for any such indemnitor or guarantor or for a substantial part of the assets of Grantor, of any such principal or general partner of Grantor or of any such indemnitor or guarantor, or shall commence any case, proceeding or other action under any bankruptcy, reorganization, arrangement, readjustment or debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect.

          (h) A petition is filed or any case, proceeding or other action is commenced against Grantor, against any principal or general partner of Grantor or against any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby seeking to have an order for relief entered against it as debtor or seeking reorganization,

                                                                    EXHIBIT 10.2

arrangement, adjustment, liquidation, dissolution or composition of it or its debts or other relief under any law relating to bankruptcy, insolvency, arrangement, reorganization, receivership or other debtor relief under any law or statute of any jurisdiction, whether now or hereafter in effect, or a court of competent jurisdiction enters an order for relief against Grantor, against any principal or general partner of Grantor or against any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby, as debtor, or an order, judgment or decree is entered appointing, with or without the consent of Grantor, of any such principal or general partner of Grantor or of any such indemnitor or guarantor, a receiver, trustee, custodian or similar officer for Grantor, for any such principal or general partner of Grantor or for any such indemnitor or guarantor, or for any substantial part of any of the properties of Grantor, of any such principal or general partner of Grantor or of any such indemnitor or guarantor, and if any such event shall occur, such petition, case, proceeding, action, order, judgment or decree shall not be dismissed within sixty (60) days after being commenced.

          (i) The Property or any part thereof shall be taken on execution or other process of law in any action against Grantor.

          (j)  Grantor abandons all or a portion of the Property.

          (k) The holder of any lien or security interest on the Property (without implying the consent of Grantee to the existence or creation of any such lien or security interest), whether superior or subordinate to this Security Deed or any of the other Loan Documents, declares a default and such default is not cured within any applicable grace or cure period set forth in the applicable document or such holder institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

          (l) The Property, or any part thereof, is subjected to actual or threatened waste or to removal, demolition or material alteration so that the value of the Property is materially diminished thereby and Grantee determines (in its subjective determination) that it is not adequately protected from any loss, damage or risk associated therewith.

          (m) Any dissolution, termination, partial or complete liquidation, merger or consolidation of Grantor, any of its principals or any general partner.

          (n) Grantor's failure to timely complete the Deferred Maintenance (as defined in Exhibit D) in accordance with Exhibit D attached hereto and made a part hereof.

                                  ARTICLE III

                                   REMEDIES
                                   --------

                                                                    EXHIBIT 10.2

     3.1  Remedies Available.  If there shall occur a default under this
          ------------------
Security Deed, and such default has not been cured within any applicable grace or cure period, then this Security Deed is subject to foreclosure as provided by law and Grantee may, at its option and by or through a trustee, nominee, assignee or otherwise, to the fullest extent permitted by law, exercise any or all of the following rights, remedies and recourses, either successively or concurrently:

          (a)  Acceleration.  Accelerate the maturity date of the Note and
               ------------
declare any or all of the indebtedness secured hereby to be immediately due and payable without any presentment, demand, protest, notice or action of any kind whatever (each of which is hereby expressly waived by Grantor), whereupon the same shall become immediately due and payable. Upon any such acceleration, payment of such accelerated amount shall constitute a prepayment of the principal balance of the Note and any applicable prepayment fee provided for in the Note shall then be immediately due and payable.

          (b)  Entry on the Property.  Either in person or by agent, with or
               ---------------------
without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Property, or any part thereof, without force or with such force as is permitted by law and without notice or process or with such notice or process as is required by law, unless such notice and process is waivable, in which case Grantor hereby waives such notice and process, and do any and all acts and perform any and all work which may be desirable or necessary in Grantee's judgment to complete any unfinished construction on the Real Estate, to preserve the value, marketability or rentability of the Property, to increase the income therefrom, to manage and operate the Property or to protect the security hereof, and all sums expended by Grantee therefor, together with interest thereon at the Default Interest Rate, shall be immediately due and payable to Grantee by Grantor on demand and shall be secured hereby and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

          (c)  Collect Rents and Profits.  With or without taking possession of
               -------------------------
the Property, sue or otherwise collect the Rents and Profits, including those past due and unpaid.

          (d)  Appointment of Receiver.  Upon, or at any time prior or after,
               -----------------------
initiating the exercise of any power of sale, instituting any judicial foreclosure or instituting any other foreclosure of the liens and security interests provided for herein or any other legal proceedings hereunder, make application to a court of competent jurisdiction for appointment of a receiver for all or any part of the Property, as a matter of strict right and without notice to Grantor and without regard to the adequacy of the Property for the repayment of the indebtedness secured hereby or the solvency of Grantor or any person or persons liable for the payment of the indebtedness secured hereby, and Grantor does hereby irrevocably consent to such appointment, waive any and all notices of and defenses to such appointment and agrees not to oppose any application therefor by Grantee, but nothing herein is to be construed to deprive Grantee of any

                                                                    EXHIBIT 10.2

other right, remedy or privilege Grantee may now have under the law to have a receiver appointed, provided, however, that the appointment of such receiver,
                    --------  -------
trustee or other appointee by virtue of any court order, statute or regulation shall not impair or in any manner prejudice the rights of Grantee to receive payment of the Rents and Profits pursuant to other terms and provisions hereof. Any such receiver shall have all of the usual powers and duties of receivers in similar cases, including, without limitation, the full power to hold, develop, rent, lease, manage, maintain, operate and otherwise use or permit the use of the Property upon such terms and conditions as said receiver may deem to be prudent and reasonable under the circumstances as more fully set forth in
Section 3.3 below. Such receivership shall, at the option of Grantee, continue
- -----------
until full payment of all of the indebtedness secured hereby or until title to the Property shall have passed by foreclosure sale under this Security Deed or deed in lieu of foreclosure.

          (e)  Foreclosure. Immediately commence an action or
               -----------
proceeding to foreclose this Security Deed or to specifically enforce its provisions with respect to the indebtedness secured hereby, pursuant to the statutes in such case made and provided, and sell the Property or cause the Property to be sold in accordance with the requirements and procedures provided by said statutes in a single parcel or in several parcels at the option of Grantee.

               (1) Should Grantee have elected to accelerate the indebtedness secured hereby, Grantee may initiate foreclosure of the Property by effectuating a non-judicial foreclosure sale. Grantee shall then sell, or offer for sale, the Property at public sale in accordance with the laws of the State of Georgia then in force and governing said sales of real property and improvements under powers conferred by security deeds. Each such sale shall be at the time, place and in the manner prescribed for holding sherriff's sales of property of like kind, in the County where the Property, or a part thereof, is located, after advertising said sale once in each of the four consecutive weeks (without regard to the number of days) immediately preceding the sale in the newspaper in which are advertised sales by the sheriff of said County, all other notice being hereby waived by Grantor. Grantor hereby constitutes and appoints Grantee the agent and attorney-in-fact of Grantor to conduct such sale and to execute in the name of Grantor a deed or deeds of conveyance to the purchaser or purchasers, which deed or deeds shall contain full warranties of title in the name of Grantor and shall recite default in payment, advertisement and sale, which shall be conclusive evidence thereof, and shall convey to the purchaser or purchasers good and sufficient titles to the Property sold; and Grantee is authorized to be a bidder and purchaser at all such sales. Any Grantee purchasing at any such sale shall have the right to credit the secured indebtedness owing to such Grantee upon the amount of its bid entered at such sale to the extent necessary to satisfy such bid. Grantor binds himself to warrant and forever defend the title of such purchaser or purchasers when so made by the Grantee, and agrees to accept proceeds of said sale, if any, which are payable to Grantor as provided herein. All acts of said Grantee as attorney-in-fact are hereby ratified and confirmed. The power of sale referred to above and agency hereby granted are coupled

                                                                    EXHIBIT 10.2

     with an interest and are irrevocable by death or otherwise, are granted as cumulative of the remedies provided hereby, and shall not be exhausted by the exercise thereof, but may be exercised until full payment of the indebtedness secured hereby.

          (2) Should Grantee have not elected to accelerate the indebtedness secured hereby, Grantee may nonetheless proceed with foreclosure in satisfaction of such default, either through the courts or by conducting a sale as hereinbefore provided, but without declaring the entire indebtedness secured by this Security Deed due, and provided that if said sale is made because of such default, such sale may be made subject to the unmatured part of the secured indebtedness. Such sale, if so made, shall not in any manner affect the unmatured part of the debt secured by this Security Deed, but as to such unmatured part, this Security Deed shall remain in full force as though no sale had been made. Several sales may be made without exhausting the right of sale with respect to any unmatured part of the secured indebtedness, it being the purpose and intent hereof to provide for a foreclosure and the sale of the Property for any matured portion of said secured indebtedness without exhausting the power of foreclosure.

          (3) In the event foreclosure proceedings are instituted by Grantee, all expenses incident to such proceedings, including, but not limited to, attorneys' and trustee's fees and costs, shall be paid by Grantor and secured by this Security Deed and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. The secured indebtedness and all other obligations secured by this Security Deed, including, without limitation, interest at the Default Interest Rate (as defined in the Note), any prepayment charge, fee or premium required to be paid under the Note in order to prepay principal (to the extent permitted by applicable law), attorneys' and trustee's fees and any other amounts due and unpaid to Grantee under the Loan Documents, may be bid by Grantee in the event of a foreclosure sale hereunder.

          (f)  Judicial Remedies.  Proceed by suit or suits, at law or in
               -----------------
equity, instituted by Grantee, upon written request of Grantee, to enforce the payment of the indebtedness secured hereby or the other obligations of Grantor hereunder or pursuant to the Loan Documents, to foreclose the liens and security interests of this Security Deed as against all or any part of the Property, and to have all or any part of the Property sold under the judgment or decree of a court of competent jurisdiction. This remedy shall be cumulative of any other non-judicial remedies available to the Grantee with respect to the Loan Documents. Proceeding with the request or receiving a judgment for legal relief shall not be or be deemed to be an election of remedies or bar any available non-judicial remedy of the Grantee.

          (g)  Other.  Exercise any other right or remedy available hereunder,
               -----
under any of the other Loan Documents or at law or in equity.

                                                                    EXHIBIT 10.2

     3.2  Application of Proceeds.  To the fullest extent permitted by law, the
          -----------------------
proceeds of any sale under this Security Deed shall be applied, to the extent funds are so available, to the following items in such order as Grantee in its discretion may determine:

          (a) To payment of the costs, expenses and fees of taking possession of the Property, and of holding, operating, maintaining, using, leasing, repairing, improving, marketing and selling the same and of otherwise enforcing Grantee's right and remedies hereunder and under the other Loan Documents, including, but not limited to, receivers' fees, court costs, attorneys', accountants', appraisers', managers' and other professional fees, title charges and transfer taxes.

          (b) To payment of all sums expended by Grantee under the terms of any of the Loan Documents and not yet repaid, together with interest on such sums at the Default Interest Rate.

          (c) payment of the secured indebtedness and all other obligations secured by this Security Deed, including, without limitation, interest at the Default Interest Rate and, to the extent permitted by applicable law, any prepayment fee, charge or premium required to be paid under the Note in order to prepay principal, in any order that Grantee chooses in its sole discretion.

          (d) The remainder, if any, of such funds shall be disbursed to Grantor or to the person or persons legally entitled thereto.

     3.3  Right and Authority of Receiver or Grantee in the Event of Default;
          -------------------------------------------------------------------
Power of Attorney.  Upon the occurrence of a default hereunder, which default is
- -----------------
not cured within any applicable grace or cure period, and entry upon the Property pursuant to Section 3.1(b) hereof or appointment of a receiver pursuant
                     --------------
to Section 3.1(b) hereof, and under such terms and conditions as may be prudent
   --------------
and reasonable under the circumstances in Grantee's or the receiver's sole discretion, all at Grantor's expense, Grantee or said receiver, or such other persons or entities as they shall hire, direct or engage, as the case may be, may do or permit one or more of the following, successively or concurrently: (a) enter upon and take possession and control of any and all of the Property; (b) take and maintain possession of all documents, books, records, papers and accounts relating to the Property; (c) exclude Grantor and its agents, servants and employees wholly from the Property; (d) manage and operate the Property; (e) preserve and maintain the Property; (f) make repairs and alterations to the Property; (g) complete any construction or repair of the Improvements, with such changes, additions or modifications of the plans and specifications or intended disposition and use of the Improvements as Grantee may in its sole discretion deem appropriate or desirable to place the Property in such condition as will, in Grantee's sole discretion, make it or any part thereof readily marketable or rentable; (h) conduct a marketing or leasing program with respect to the Property, or employ a marketing or leasing agent or agents to do so, directed to the leasing or sale of the Property under such terms and conditions as Grantee

                                                                    EXHIBIT 10.2

may in its sole discretion deem appropriate or desirable; (i) employ such contractors, subcontractors, materialmen, architects, engineers, consultants, managers, brokers, marketing agents, or other employees, agents, independent contractors or professionals, as Grantee may in its sole discretion deem appropriate or desirable to implement and effectuate the rights and powers herein granted; (j) execute and deliver, in the name of Grantee as attorney-in-fact and agent of Grantor or in its own name as Grantee, such documents and instruments as are necessary or appropriate to consummate authorized transactions; (k) enter into such leases, whether of real or personal property, or tenancy agreements, under such terms and conditions as Grantee may in its sole discretion deem appropriate or desirable; (l) collect and receive the Rents and Profits from the Property; (m) eject tenants or repossess personal property, as provided by law, for breaches of the conditions of their leases or other agreements; (n) sue for unpaid Rents and Profits, payments, income or proceeds in the name of Grantor or Grantee; (o) maintain actions in forcible entry and detainer, ejectment for possession and actions in distress for rent; (p) compromise or give acquittance for Rents and Profits, payments, income or proceeds that may become due; (q) delegate or assign any and all rights and powers given to Grantee by this Security Deed; and (r) do any acts which Grantee in its sole discretion deems appropriate or desirable to protect the security hereof and use such measures, legal or equitable, as Grantee may in its sole discretion deem appropriate or desirable to implement and effectuate the provisions of this Security Deed. This Security Deed shall constitute a direction to and full authority to any lessee, or other third party who has heretofore dealt or contracted or may hereafter deal or contract with Grantor or Grantee, at the request of Grantee, to pay all amounts owing under any lease, contract, concession, license or other agreement to Grantee without proof of the default relied upon. Any such lessee or third party is hereby irrevocably authorized to rely upon and comply with (and shall be fully protected by Grantor in so doing) any request, notice or demand by Grantee for the payment to Grantee of any Rents and Profits or other sums which may be or thereafter become due under its lease, contract, concession, license or other agreement, or for the performance of any undertakings under any such lease, contract, concession, license or other agreement, and shall have no right or duty to inquire whether any default under this Security Deed or under any of the other Loan Documents has actually occurred or is then existing. Grantor hereby constitutes and appoints Grantee, its assignees, successors, transferees and nominees, as Grantor's true and lawful attorney-in-fact and agent, with full power of substitution in the Property, in Grantor's name, place and stead, to do or permit any one or more of the foregoing described rights, remedies, powers and authorities, successively or concurrently, and said power of attorney shall be deemed a power coupled with an interest and irrevocable so long as any indebtedness secured hereby is outstanding. Any money advanced by Grantee in connection with any action taken under this Section 3.3, together with interest
                                            -----------
thereon at the Default Interest Rate from the date of making such advancement by Grantee until actually paid by Grantor, shall be a demand obligation owing by Grantor to Grantee and shall be secured by this Security Deed and by every other instrument securing the secured indebtedness.

                                                                    EXHIBIT 10.2

     3.4  Occupancy After Foreclosure.  In the event there is a foreclosure sale
          ---------------------------
hereunder and at the time of such sale, Grantor or Grantor's representatives, successors or assigns, or any other persons claiming any interest in the Property by, through or under Grantor (except tenants of space in the Improvements subject to losses entered into prior to the date hereof), are occupying or using the Property, or any part thereof, then, to the extent not prohibited by applicable law, each and all shall, at the option of Grantee or the purchaser at such sale, as the case may be, immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day-to-day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the Property occupied or used, such rental to be due daily to the purchaser. Further, to the extent permitted by applicable law, in the event the tenant fails to surrender possession of the Property upon the termination of such tenancy, the purchaser shall be entitled to institute and maintain an action for unlawful detainer of the Property in the appropriate court of the county in which the Real Estate is located.

     3.5  Notice to Account Debtors. Grantee may, at any time after a default
          -------------------------
hereunder, which default is not cured within any applicable grace or cure period, notify the account debtors and obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness to Grantor included in the Property to pay Grantee directly. Grantor shall at any time or from time to time upon the request of Grantee provide to Grantee a current list of all such account debtors and obligors and their addresses.

     3.6  Cumulative Remedies.  All remedies contained in this Security Deed are
          -------------------
cumulative and Grantee shall also have all other remedies provided at law and in equity or in any other Loan Documents. Such remedies may be pursued separately, successively or concurrently at the sole subjective direction of Grantee and may be exercised in any order and as often as occasion therefor shall arise. No act of Grantee shall be construed as an election to proceed under any particular provisions of this Security Deed to the exclusion of any other provision of this Security Deed or as an election of remedies to the exclusion of any other remedy which may then or thereafter be available to Grantee. No delay or failure by Grantee to exercise any right or remedy under this Security Deed shall be construed to be a waiver of that right or remedy or of any default hereunder. Grantee may exercise any one or more of its rights and remedies at its option without regard to the adequacy of its security.

     3.7  Payment of Expenses.  Grantor shall pay on demand all of Grantee's
          -------------------
expenses incurred in any efforts to enforce any terms of this Security Deed, whether or not any lawsuit is filed and whether or not foreclosure is commenced but not completed, including, but not limited to, legal fees and disbursements, foreclosure costs and title charges, together with interest thereon from and after the date incurred by Grantee until actually paid by Grantor at the Default Interest Rate, and the same shall be secured by this Security Deed and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

                                                                    EXHIBIT 10.2

                                  ARTICLE IV
                      MISCELLANEOUS TERMS AND CONDITIONS
                      ----------------------------------

     4.1  Time of Essence.  Time is of the essence with respect to all
          ---------------
provisions of this Security Deed.

     4.2  Release of Security Deed.  If all of the secured indebtedness be paid,
          ------------------------
then and in that event only, all rights under this Security Deed, except for those provisions hereof which by their terms survive, shall terminate and the Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, which shall be released by Grantee in due form at Grantor's cost. No release of this Security Deed or the lien hereof shall be valid unless executed by Grantee.

     4.3  Certain Rights of Grantee.  Without affecting Grantor's liability for
          -------------------------
the payment of any of the indebtedness secured hereby, Grantee may from time to time and without notice to Grantor: (a) release any person liable for the payment of the indebtedness secured hereby; (b) extend or modify the terms of payment of the indebtedness secured hereby; (c) accept additional real or personal property of any kind as security or alter, substitute or release any property securing the indebtedness secured hereby; (d) recover any part of the Property; (e) consent in writing to the making of any subdivision map or plat thereof; (f) join in granting any easement therein; or (g) join in any extension agreement of the Security Deed or any agreement subordinating the lien hereof.

     4.4  WAIVER OF GRANTOR'S RIGHTS.  BY EXECUTION OF THIS SECURITY DEED AND BY
          --------------------------
INITIALING THIS PARAGRAPH 4.4, GRANTOR EXPRESSLY: (A) ACKNOWLEDGES THE RIGHT OF GRANTEE TO ACCELERATE THE INDEBTEDNESS EVIDENCED BY THE NOTE AND ANY OTHER INDEBTEDNESS SECURED BY THIS SECURITY DEED AND THE POWER OF ATTORNEY GIVEN HEREIN TO GRANTEE TO SELL THE PROPERTY BY NONJUDICIAL FORECLOSURE UPON AN EVENT OF DEFAULT BY GRANTOR WITHOUT ANY JUDICIAL HEARING AND WITHOUT ANY NOTICE OTHER THAN SUCH NOTICE (IF ANY) AS IS SPECIFICALLY REQUIRED TO BE GIVEN UNDER THE PROVISIONS OF THIS SECURITY DEED; (B) WAIVES ANY AND ALL RIGHTS WHICH GRANTOR MAY HAVE UNDER THE CONSTITUTION OF THE UNITED STATES OF AMERICA (INCLUDING, WITHOUT LIMITATION, THE FIFTH AND FOURTEENTH AMENDMENTS THEREOF), THE VARIOUS PROVISIONS OF THE CONSTITUTIONS FOR THE SEVERAL STATES, OR BY REASON OF ANY OTHER APPLICABLE LAW, (1) TO NOTICE AND TO JUDICIAL HEARING PRIOR TO THE EXERCISE BY GRANTEE OF ANY RIGHT OR REMEDY HEREIN PROVIDED TO GRANTEE, EXCEPT SUCH NOTICE (IF ANY) AS IS SPECIFICALLY REQUIRED TO BE GIVEN UNDER THE PROVISIONS OF THIS SECURITY DEED AND (2) CONCERNING THE APPLICATION, RIGHTS OR BENEFITS OF ANY STATUTE OF LIMITATION OR

                                                                    EXHIBIT 10.2

ANY MORATORIUM, REINSTATEMENT, MARSHALLING, FORBEARANCE, APPRAISEMENT, VALUATION, STAY, EXTENSION, HOMESTEAD, EXEMPTION OR REDEMPTION LAWS; (C) ACKNOWLEDGES THAT GRANTOR HAS READ THIS SECURITY DEED AND ANY AND ALL QUESTIONS OF GRANTOR REGARDING THE LEGAL EFFECT OF THIS SECURITY DEED AND ITS PROVISIONS HAVE BEEN EXPLAINED FULLY TO GRANTOR, AND GRANTOR HAS CONSULTED WITH COUNSEL OF GRANTOR'S CHOICE PRIOR TO EXECUTING THIS SECURITY DEED AND INITIALING THIS PARAGRAPH 4.4; AND (D) ACKNOWLEDGES THAT ALL WAIVERS OF THE AFORESAID RIGHTS OF GRANTOR HAVE BEEN MADE KNOWINGLY, INTENTIONALLY AND WILLINGLY BY GRANTOR AS PART OF A BARGAINED FOR LOAN TRANSACTION AND THAT THIS SECURITY DEED IS VALID AND ENFORCEABLE BY GRANTEE AGAINST GRANTOR IN ACCORDANCE WITH ALL THE TERMS AND CONDITIONS HEREOF.

                             INITIALED BY GRANTOR:

                               -----------------

     4.5  Notices.  All notices, demands, requests or other communications to be
          -------
sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or by depositing the same with Federal Express or another reputable private courier service for next business day delivery, or by depositing the same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, in any event addressed to the intended addressee at its address set forth on the first page of this Security Deed or at such other address as may be designated by such party as herein provided. All notices, demands and requests to be sent to Grantee shall be addressed to the attention of the Capital Markets Group. All notices, demands and requests shall be effective upon such personal delivery, or one (1) business day after being deposited with the private courier service, or two (2) business days after being deposited in the United States mail as required above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least fifteen (15) days' prior written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

     4.6  Successors and Assigns.  The terms, provisions, indemnities, covenants
          ----------------------
and conditions hereof shall be binding upon Grantor and the successors and assigns of Grantor, including all successors in interest of Grantor in and to all or any part of the Property, and shall inure to the benefit of Grantee, its directors, officers, shareholders, employees and agents and

                                                                    EXHIBIT 10.2

their respective successors and assigns and shall constitute covenants running with the land. All references in this Security Deed to Grantor or Grantee shall be deemed to include all such parties' successors and assigns, and the term "Grantee" as used herein shall also mean and refer to any lawful holder or owner, including pledgees and participants, of any of the indebtedness secured hereby. If Grantor consists of more than one person or entity, each will be jointly and severally liable to perform the obligations of Grantor.

     4.7  Severability.  A determination that any provision of this Security
          ------------
Deed is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Security Deed to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

     4.8  Gender.  Within this Security Deed, words of any gender shall be held
          ------
and construed to include any other gender, and words in the singular shall be held and construed to include the plural, and vice versa, unless the context otherwise requires.

     4.9  Waiver; Discontinuance of Proceedings.  Grantee may waive any single
          -------------------------------------
default by Grantor hereunder without waiving any other prior or subsequent default. Grantee may remedy any default by Grantor hereunder without waiving the default remedied. Neither the failure by Grantee to exercise, nor the delay by Grantee in exercising, any right, power or remedy upon any default by Grantor hereunder shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Grantee of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by Grantee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose given. No notice to nor demand on Grantor in any case shall of itself entitle Grantor to any other or further notice or demand in similar or other circumstances. Acceptance by Grantee of any payment in an amount less than the amount then due on any of the secured indebtedness shall be deemed an acceptance on account only and shall not in any way affect the existence of a default hereunder. In case Grantee shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under the other Loan Documents and shall thereafter elect to discontinue or abandon the same for any reason, Grantee shall have the unqualified right to do so and, in such an event, Grantor and Grantee shall be restored to their former positions with respect to the indebtedness secured hereby, the Loan Documents, the Property and otherwise, and the rights, remedies, recourses and powers of Grantee shall continue as if the same had never been invoked.

                                                                    EXHIBIT 10.2

     4.10 Section Headings.  The headings of the sections and paragraphs of this
          ----------------
Security Deed are for convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

     4.11 GOVERNING LAW.  THIS SECURITY DEED WILL BE GOVERNED BY AND CONSTRUED
          -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA, PROVIDED THAT TO THE EXTENT THAT ANY OF SUCH LAWS MAY NOW OR HEREAFTER BE PREEMPTED BY FEDERAL LAW, IN WHICH CASE SUCH FEDERAL LAW SHALL SO GOVERN AND BE CONTROLLING.

     4.12 Counting of Days.  The term "days" when used herein shall mean
          ----------------
calendar days. If any time period ends on a Saturday, Sunday or holiday officially recognized by the state within which the Real Estate is located, the period shall be deemed to end on the next succeeding business day. The term "business day" when used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in Georgia, are authorized by law to be closed.

     4.13 Relationship of the Parties.  The relationship between Grantor and
          ---------------------------
Grantee is that of a borrower and a lender only and neither of those parties is, nor shall it hold itself out to be, the agent, employee, joint venturer or partner of the other party.

     4.14 Application of the Proceeds of the Note.  To the extent that proceeds
          ---------------------------------------
of the Note are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced by Grantee at Grantor's request and Grantee shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released.

     4.15 Unsecured Portion of Indebtedness.  If any part of the secured
          ---------------------------------
indebtedness cannot be lawfully secured by this Security Deed or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is unsecured by this Security Deed.

     4.16 Cross Default.  A default hereunder which has not been cured within
          -------------
any applicable grace or cure period shall be a default under each of the other Loan Documents.

     4.17 Interest After Sale.  In the event the Property or any part thereof
          -------------------
shall be sold upon foreclosure as provided hereunder, to the extent permitted by law, the sum for which the same shall have been sold shall, for purposes of redemption (pursuant to the laws of the state in which the Property is located), bear interest at the Default Interest Rate.

                                                                    EXHIBIT 10.2

     4.18 Inconsistency with Other Loan Documents.  In the event of any
          ---------------------------------------
inconsistency between the provisions hereof and the provisions in any of the other Loan Documents, it is intended that the provisions selected by Grantee in its sole subjective discretion shall be controlling.

     4.19 Construction of this Document.  This document may be construed as a
          -----------------------------
mortgage, security deed, deed of trust, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of the foregoing, in order to fully effectuate the liens and security interests created hereby and the purposes and agreements herein set forth.

     4.20 No Merger.  It is the desire and intention of the parties hereto that
          ---------
this Security Deed and the lien hereof do not merge in fee simple title to the Property. It is hereby understood and agreed that should Grantee acquire any additional or other interests in or to the Property or the ownership thereof, then, unless a contrary intent is manifested by Grantee as evidenced by an appropriate document duly recorded, this Security Deed and the lien hereof shall not merge in such other or additional interests in or to the Property, toward the end that this Security Deed may be foreclosed as if owned by a stranger to said other or additional interests.

     4.21 Rights With Respect to Junior Encumbrances.  Any person or entity
          ------------------------------------------
purporting to have or to take a junior mortgage or other lien upon the Property or any interest therein shall be subject to the rights of Grantee to amend, modify, increase, vary, alter or supplement this Security Deed, the Note or any of the other Loan Documents and to extend the maturity date of the indebtedness secured hereby and to increase the amount of the indebtedness secured hereby and to waive or forebear the exercise of any of its rights and remedies hereunder or under any of the other Loan Documents and to release any collateral or security for the indebtedness secured hereby, in each and every case without obtaining the consent of the holder of such junior lien and without the lien or security interest of this Security Deed losing its priority over the rights of any such junior lien.

     4.22 Grantee May File Proofs of Claim.  In the case of any receivership,
          --------------------------------
insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Grantor or the principals or general partners in Grantor, or their respective creditors or property, Grantee, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Grantee allowed in such proceedings for the entire secured indebtedness at the date of the institution of such proceedings and for any additional amount which may become due and payable by Grantor hereunder after such date.

                                                                    EXHIBIT 10.2

     4.23 Fixture Filing.  This Security Deed shall be effective from the date
          --------------
of its recording as a financing statement filed as a fixture filing with respect to all goods constituting part of the Property which are or are to become fixtures.

     4.24 After-Acquired Property.  All property acquired by Grantor after the
          -----------------------
date of this Security Deed which by the terms of this Security Deed shall be subject to the lien and the security interest created hereby, shall immediately upon the acquisition thereof by Grantor and without further mortgage, conveyance or assignment become subject to the lien and security interest created by this Security Deed. Nevertheless, Grantor shall execute, acknowledge, deliver and record or file, as appropriate, all and every such further mortgages, security agreements, financing statements, assignments and assurances as Grantee shall require for accomplishing the purposes of this Security Deed.

     4.25 No Representation.  By accepting delivery of any item required to be
          -----------------
observed, performed or fulfilled or to be given to Grantee pursuant to the Loan Documents, including, but not limited to, any officer's certificates balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, Grantee shall not be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance of delivery thereof shall not be or constitute any warranty, consent or affirmation with respect thereto by Grantee.

     4.26 Counterparts.  This Security Deed may be executed in any number of
          ------------
counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Security Deed may be detached from any counterpart of this Security Deed without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Security Deed identical in form hereto but having attached to it one or more additional signature pages.

     4.27 Personal Liability. Notwithstanding anything to the contrary contained
          ------------------
in this Security Deed, the liability of Grantor and its general partners for the indebtedness secured hereby and for the performance of the other agreements, covenants and obligations contained herein and in the other Loan Documents shall be limited as set forth in Section 1.05 of the Note.
                           ------------

     4.28 Recording and Filing.  Grantor will cause the Loan Documents and all
          --------------------
amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded and re-filed in such manner and in such places as Grantee shall reasonably request, and will pay on demand all such recording, filing, re-recording and re-filing taxes, fees and other charges. Grantor shall reimburse Grantee, or its servicing agent, for the costs incurred in obtaining a tax service company to verify the status of payment of taxes and assessments on the Property.

                                                                    EXHIBIT 10.2

     4.29 Entire Agreement and Modification.  This Security Deed and the other
          ---------------------------------
Loan Documents contain the entire agreements between the parties relating to the subject matter hereof and thereof and all prior agreements relative hereto and thereto which are not contained herein or therein are terminated. This Security Deed and the other Loan Documents may not be amended, revised, waived, discharged, released or terminated orally but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

     4.30 Maximum Interest.  The provisions of this Security Deed and of all
          ----------------
agreements between Grantor and Grantee, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand or acceleration of the maturity of the Note or otherwise, shall the amount paid, or agreed to be paid ("INTEREST"), to Grantee for the use, forbearance or retention of the money loaned under the Note exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, performance or fulfillment of any provision hereof or of any agreement between Grantor and Grantee shall, at the time performance or fulfillment of such provision shall be due, exceed the limit for Interest prescribed by law or otherwise transcend the limit of validity prescribed by applicable law, then ipso facto the obligation to be performed or fulfilled shall be reduced to such limit, and if, from any circumstance whatsoever, Grantee shall ever receive anything of value deemed Interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive Interest shall be applied to the reduction of the principal balance owing under the Note in the inverse order of its maturity (whether or not then due) or at the option of Grantee be paid over to Grantor, and not to the payment of Interest. All Interest (including any amounts or payments deemed to be Interest) paid or agreed to be paid to Grantee shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal balance of the Note so that the Interest thereon for such full period will not exceed the maximum amount permitted by applicable law. This paragraph will control all agreements between Grantor and Grantee.

     4.31 Interest Payable by Grantor.  Grantee shall cause funds in the
          ---------------------------
Replacement Reserve to be deposited into an interest bearing account of the type customarily maintained by Grantee or its servicing agent for the investment of similar reserves, which account may not yield the highest interest rate then available. Interest payable on such amounts shall be computed based on the daily outstanding balance in the Replacement Reserve. Such interest shall be calculated on a simple, non-compounded interest basis based solely on contributions made to the Replacement Reserve by Grantor. All interest earned on amounts contributed to the Replacement Reserve shall be retained by Grantee and added to the balance in the Replacement Reserve and shall be disbursed for payment of the items for which other funds in the Replacement Reserve are to be disbursed.

                                                                    EXHIBIT 10.2

     4.32 Further Stipulations.  The additional covenants, agreements and
          --------------------
provisions set forth in Exhibit C and D attached hereto, if any, shall be a part
                        ---------     -
of this Security Deed and shall, in the event of any conflict between such further stipulations and any of the other provisions of this Security Deed, be deemed to control.

     4.33 Attorneys' Fees.  Notwithstanding anything to the contrary contained
          ---------------
in this Security Deed, in the event Grantor has an obligation to pay attorneys' fees or legal fees under this Security Deed or any of the other Loan Documents, such obligation shall be in an amount equal to reasonable attorneys' fees actually incurred.

                                                                    EXHIBIT 10.2

          IN WITNESS WHEREOF, Grantor has executed this Security Deed under seal as of September __, 1995.



Signed, sealed and delivered            WASHINGTON TOWNE APARTMENTS, L.L.C.,
in the presence of                          a Georgia limited liability company

______________________                      By:  Washington Towne, Inc.,
UNOFFICIAL WITNESS                               a Georgia corporation,
                                                 Its:  member

___________________                              By:   __/s/___________________
NOTARY PUBLIC                                          Name:
                                                       Its:
Executed this __ day of
September, 1995.

My Commission Expires:                       Attest:   __/s/________________
                                                       Name:
(NOTARY SEAL)                                          Its:



                               (CORPORATE SEAL)

                                                                    EXHIBIT 10.2

EXHIBIT LIST
- ------------

Exhibit A - Legal Description
Exhibit B - Permitted Exceptions
Exhibit C - Grantor's Certificate
Exhibit D - Additional Stipulations

                                                                    EXHIBIT 10.2

                                   EXHIBIT A
                                   ---------

                               Legal Description

                                                                    EXHIBIT 10.2

                                   EXHIBIT B
                                   ---------

                             Permitted Exceptions


1. Easement from S.R. Young, J.H. Longino and G.F. Longino to Southern Bell Telephone and Telegraph Company, dated October 26, 1936, recorded at Deed Book 1750, page 295, Fulton County, Georgia Records.

2. Easement from S.R. Young, J.H. Longino and G.F. Longino to Southern Bell Telephone and Telegraph Company dated November 16, 1936, recorded at Deed Book 1622, page 393, Fulton County, Georgia Records.

3. Sewer Easement by and between I D S Corporation and George E. Hemperley to the City of East Point, dated December 6, 1971, recorded at Deed Book 5499, page 148.

                                                                    EXHIBIT 10.2

                                   EXHIBIT C
                                   ---------

                             GRANTOR'S CERTIFICATE
                             ---------------------


     The undersigned is the _______________________, the ____________________ of
________________________________ (the "Grantor") and has made due investigation as to the matters hereinafter set forth and does hereby certify the following to induce FIRST UNION NATIONAL BANK OF NORTH CAROLINA, (the "Grantee") to advance the aggregate sum of $_______________ (the "Disbursement") [from the Replacement Reserve or Repair and Remediation Reserve] to the Grantor pursuant to the terms of that certain Deed to Secure Debt and Security Agreement, dated as of _____ __, 199_, between the Grantee and the Grantor (together with any amendments, modifications, supplements and replacements thereof or therefor, the "Security Deed"), dated ______ __, 199_, pursuant to that certain Disbursement request which is being submitted to the Grantee. (Capitalized terms used and not otherwise define shall have the respective meanings given to them in the Security Deed.)

     1. No default beyond any applicable notice and/or grace period exists under the Security Deed or under any of the other Loan Documents.

     2. The [Repairs or Deferred Maintenance] relative to the Disbursement have been delivered or provided to Grantor and are properly, completely and permanently installed on or about the Property or otherwise properly completed, as applicable.

     3. All of the statements, invoices, receipts and information delivered in connection with the Disbursement request being submitted to the Grantee in connection herewith are true and correct as of the date hereof, and the amount requested in said Disbursement request accurately reflects the precise amounts due and payable during the period covered by such Disbursement request. All of the funds to be received pursuant to such Disbursement request shall be used solely for the purpose of reimbursing the Grantor for items previously paid.

     4. Nothing has occurred subsequent to the date of the Security Deed which has or may result in the creation of any lien, charge or encumbrance upon the Real Estate or the Improvements or any part thereof, or anything affixed thereto or used in connection therewith, or which has or may substantially and adversely impair the ability of the Grantor to make any payments of principal and interest on the Note or the ability of the Grantor to meet its obligations under the Security Deed.

     5. None of the labor, materials, overhead or other items of expense specified in the Disbursement request submitted herewith has previously been the basis of any Disbursement

                                                                    EXHIBIT 10.2

request by the Grantor or any payment by the Grantee and, when added to all sums previously disbursed by Grantee on account of the [Deferred Maintenance or Repairs], do not exceed the costs of all [Deferred Maintenance or Repairs] services completed, installed and/or delivered, as applicable, to the date of that certificate.

     6. The amount remaining in the [Account] allocated to the payment of items on the [Deferred Maintenance or Repairs] will be sufficient to pay in full the entire remaining cost of [Deferred Maintenance or Repairs] required to be completed in accordance with the Security Deed.

     7. All work required permits and approvals required to complete the work which work is now in process or was previously completed have been obtained.

     8. All conditions to the Disbursement to be made in accordance with the Disbursement request submitted herewith have been met in accordance with the terms of the Security Deed.



                        By:___________________________

                                                                    EXHIBIT 10.2

                                   EXHIBIT D
                                   ---------

                            Additional Stipulations
                            -----------------------

     Repair and Remediation Reserve.  Prior to the execution of this Deed to
     ------------------------------
Secure Debt and Security Agreement ("Security Deed"), Grantee has caused the Property to be inspected and such inspection has revealed that the Property is in need of certain maintenance, repairs and/or remedial or corrective work. Contemporaneously with the execution hereof, Grantor has established with the Grantee a reserve in the amount of $156,000 (the "REPAIR AND REMEDIATION RESERVE") by depositing such amount with Grantee. Grantor shall cause each of the items described in Exhibit D-1 attached hereto and made a part hereof and as more particularly described in that certain Engineering Report entitled Washington Towne Apartments Architectural Engineering Property Condition Evaluation and Phase I Assessment prepared by Building Diagnostics, Ltd. dated May 3, 1995 (the "ENGINEERING MAINTENANCE') to be completed, performed, remediated and corrected to the satisfaction of Grantee and as necessary to bring the Property into compliance with all applicable laws, ordinances, rules and regulations on or before the expiration of 60 days after the effective date hereof, as such time period may be extended by Grantee in its sole discretion. Grantor shall cause each of the items described in Exhibit D-2 attached hereto and made a part hereof (the "OTHER MAINTENANCE") to be completed, performed, remediated and corrected to the satisfaction of Grantee and as necessary to bring the Property into compliance with all applicable laws, environmental laws, ordinances, rules and regulations on or before the expiration of 90 days after the effective date hereof, as such time period may be extended by Grantee in its sole discretion (the Engineering Maintenance and the Other Maintenance are collectively, the "DEFERRED MAINTENANCE"). So long as no default hereunder or under the other Loan Documents has occurred and is continuing, all sums in the Repair and Remediation Reserve shall be held by Grantee in the Repair and Remediation Reserve to pay the costs and expenses of completing the Deferred Maintenance. So long as no default hereunder or under the other Loan Documents has occurred and is continuing, Grantee shall, to the extent funds are available for such purpose in the Repair and Remediation Reserve, disburse to Grantor the amount paid or incurred by Grantor in completing, performing, remediating or correcting the Deferred Maintenance upon (a) the receipt by Grantee of a written request from Grantor for disbursement from the Repair and Remediation Reserve and a certification by Grantor in the form annexed hereto as Exhibit C that the applicable item of Deferred Maintenance has been completed in accordance with the terms of this Security Deed, (b) delivery to Grantee of invoices, receipts or other evidence satisfactory to Grantee verifying the costs of the Deferred Maintenance to be reimbursed, (c) delivery to Grantee of a certification from an inspecting architect, engineer or other consultant reasonably acceptable to Grantee describing the completed work, verifying the completion of the work and the value of the completed work and, if applicable, certifying that the Property is, as a result of such work, in compliance with all applicable laws, ordinances rules and regulations relating to the Deferred Maintenance so performed, (d) delivery to Grantee of affidavits, lien waivers or other evidence

                                                                    EXHIBIT 10.2

reasonably satisfactory to Grantee showing that all materialmen, laborers, subcontractors and any other parties who might or could claim statutory or common law liens and are furnishing or have furnished materials or labor to the Property have been paid all amounts due for such labor and materials furnished to the Property and (e) the receipt by Grantee of an administrative fee in the amount of $150.00. Grantee shall not be required to make advances from the Repair and Remediation Reserve more frequently than once in any ninety (90) day period. In making any payment from the Repair and Remediation Reserve, Grantee shall be entitled to rely on such request from Grantor without any inquiry into the accuracy, validity or contestability of any such amount. Grantor hereby grants to Grantee, as additional security for payment of the indebtedness secured hereby, a security interest in the Repair and Remediation Reserve. In no event may Grantee be entitled to reimbursement of any costs with respect to each item of Deferred Maintenance in excess of the applicable amount set forth in Exhibit D-1 attached hereto and made part hereof. The Repair and Remediation Reserve shall not, unless otherwise explicitly required by applicable law, be or be deemed to be escrow or trust funds, but at Grantee's option and in Grantee's discretion, may either be held in a separate account or be commingled by Grantee with the general funds of Grantee. No interest on the funds contained in the Repair and Remediation Reserve shall be paid by Grantee to Grantor. The Repair and Remediation Reserve is solely for the protection of Grantee and entails no responsibility on Grantee's part beyond the payment of the costs and expenses described in this paragraph in accordance with the terms hereof and beyond the allowing of due credit for the sums actually received. In the event that the amounts on deposit or available in the Repair and Remediation Reserve are inadequate to pay the costs of the Deferred Maintenance, Grantor shall pay the amount of such deficiency. Upon assignment of this Security Deed by Grantee, any funds in the Repair and Remediation Reserve shall be turned over to the assignee and any responsibility of Grantee, as assignor, with respect thereto shall terminate. If there is a default under this Security Deed which is not cured within any applicable grace or cure period, Grantee may, but shall not be obligated to, apply at any time the balance then remaining in the Repair and Remediation Reserve against the indebtedness secured hereby in whatever order Grantee shall subjectively determine. No such application of the Repair and Remediation Reserve shall be deemed to cure any default hereunder. Grantor hereby grants to Grantee a power-of-attorney, coupled with an interest, to cause the Deferred Maintenance to be completed, performed, remediated and corrected to the satisfaction of Grantee upon Grantor's failure to do so in accordance with the terms and conditions of this Security Deed, and to apply the amounts on deposit in the Repair and Remediation Reserve to the costs associated therewith, all as Grantee may determine in its sole and absolute discretion but without obligation to do so. Upon the earlier to occur of full payment of the indebtedness secured hereby in accordance with its terms, the completion of the Deferred Maintenance to the satisfaction of the Grantee or at such earlier time as Grantee may elect, the balance of the Repair and Remediation Reserve then in Grantee's possession shall be paid over to Grantor and no other party shall have any right or claim thereto.

                                                                    EXHIBIT 10.2

                                  EXHIBIT D-1



                 GENERAL ARCHITECTURAL AND ENGINEERING REPAIRS

=====================================================================
   SCHEDULED REPAIRS                    ESTIMATED COST           PAGE
- ---------------------------------------------------------------------
Asphalt                                        $23,000             20
- ---------------------------------------------------------------------
Gutters                                        $15,000             30
- ---------------------------------------------------------------------
Exterior Paint & Wood                          $60,000             29
- ---------------------------------------------------------------------
Play Area                                      $ 2,000             26
- ---------------------------------------------------------------------
Down Unit                                      $20,000             37
=====================================================================

     TOTAL: $120,000

                                                                    EXHIBIT 10.2

                                  EXHIBIT D-2



1.   Operations and Maintenance Program with respect
     to asbestos-containing materials                       $  625.00

2.   Remediation of termites at property               $4,880.00